1996 EKLUTNA HYDROELECTRIC PROJECT

                                 TRANSITION PLAN

                                  by and among

                 THE UNITED STATES OF AMERICA d/b/a ALASKA POWER
             ADMINISTRATION, a unit of the DEPARTMENT OF ENERGY; THE
                 MUNICIPALITY OF ANCHORAGE d/b/a MUNICIPAL LIGHT
                     & POWER; CHUGACH ELECTRIC ASSOCIATION,
                    INC.; and MATANUSKA ELECTRIC ASSOCIATION,
                                      INC.


















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                       1996 EKLUTNA HYDROELECTRIC PROJECT

                                 TRANSITION PLAN

                                  by and among

                 THE UNITED STATES OF AMERICA d/b/a ALASKA POWER
             ADMINISTRATION, a unit of the DEPARTMENT OF ENERGY; THE
                 MUNICIPALITY OF ANCHORAGE d/b/a MUNICIPAL LIGHT
                     & POWER; CHUGACH ELECTRIC ASSOCIATION,
                    INC.; and MATANUSKA ELECTRIC ASSOCIATION,
                                      INC.

This plan comprises:

          o   Transition Plan, consisting of 13 Sections contained on 10 pages;

          o   Exhibit A, consisting of 33 pages;

          o   Exhibit B, consisting of 5 pages;

          o   Exhibit C, consisting of 12 pages;

          o   Exhibit D, consisting of 25 pages;

          o   Exhibit E, consisting of 9 pages; and

THIS PLAN ("PLAN") dated as of May 28, 1996, is adopted by and among, namely, The United States of America d/b/a Alaska Power Administration (APA) a unit of the Department of Energy (DOE); The Municipality of Anchorage (ML&P); the Chugach Electric Association, Inc.(CEA); and the Matanuska Electric Association, Inc. (MEA). Unless specifically referred to herein, the above are hereinafter designated the "Parties."
                                                     RECITALS:
WHEREAS, by the Alaska Power Administration Asset Sale and Termination Act, APA is authorized to sell to the undersigned Utilities (hereinafter the "Eklutna Purchasers"), physical assets, property interests, and all other interests the DOE may have in the Eklutna Hydroelectric Generation Plant, tunnels, transmission lines, rights-of-way, equipment, rolling stock, and other rights in contract (hereinafter the "Eklutna Project") as set forth in the Eklutna Purchase Agreement, dated August 2, 1989, attached hereto and incorporated below by reference as Exhibit A (hereinafter referred to as the Purchase Agreement) together with all amendments thereto; and



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WHEREAS,  the Eklutna Purchasers are required prior to May 28, 1996, pursuant to the Purchase Agreement to jointly develop and adopt specific transition plans setting forth the arrangements and a timetable for completing the sale and transfer; and WHEREAS, the Eklutna Purchasers have signed a Memorandum of Understanding dated July 25, 1989, attached hereto as Exhibit B, in which they mutually declare their respective proportionate shares of the Eklutna Project's capacity, energy, and undivided interest in Eklutna assets to be 16/30 to ML&P (53.33%); 9/30 to CEA (30%); and 5/30 to MEA (16.67%), and further declare that the Eklutna Project operating costs will be borne in these same proportions; and WHEREAS, the Eklutna Purchasers, subject to the rights of the Parties to amend the terms of the Purchase Agreement subsequent to adoption of this Plan, desire to formalize transition plans and arrangements by the terms of this Plan; and WHEREAS, the Parties intend that this Plan shall foster an efficient, orderly, and expeditious transfer of the Eklutna Project and its operation to the Eklutna Purchasers, and further intend that the transfer be accomplished with minimum
costs  and  minimum  adverse  impacts  to  APA  employees.   NOW  THEREFORE,  IN
CONSIDERATION of the mutual covenants set forth herein, the Parties agree as follows:


SECTION 1.  PARTIES

Parties to This Plan: The Parties to this Plan are the United States of America d/b/a Alaska Power Administration (APA) a unit of the Department of Energy
(DOE), and the Eklutna Purchasers: The Municipality of Anchorage d/b/a Municipal Light & Power (ML&P), purchaser of 16/30ths of the Eklutna Project (53.33%); the Chugach Electric Association, Inc. (CEA), purchaser of 9/30ths of the Eklutna Project (30%); and the Matanuska Electric Association (MEA), purchaser of 5/30ths of the Eklutna Project (16.67%). The Eklutna Purchasers shall, after the Transaction Date, own an undivided interest in the Eklutna Project assets identified in Section 4 of the Purchase Agreement that are the subject of this Plan, and will exercise the rights and bear the responsibilities of such ownership in proportion to their respective shares.

SECTION 2.  TERM OF PLAN


(a) Effective Date. This Plan shall become effective upon execution by all of the Parties ("Effective Date").




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(b) Expiration Date. Unless earlier  terminated  pursuant to other provisions of this Plan, this Plan shall expire upon completion of the tasks herein defined or as otherwise mutually agreed upon by all of the Parties.

SECTION 3.  SELECTION OF A TRANSACTION DATE

The date upon which ownership of the Eklutna Project transfers to the Eklutna Purchasers is the "Transaction Date" and shall be within 30 days of the completion of all items listed in Exhibit C and section 10 of this Plan to the satisfaction of all Parties or as late as November 28, 1997, or later if mutually agreed upon.

SECTION 4.  SCHEDULE FOR PAYMENTS TO THE UNITED STATES
TREASURY

(a) Section 5(a) of the Purchase Agreement specifies the selling price of the Eklutna Project as the discounted present value of the remaining payment stream (as described in the 1987 repayment study) plus $1,000,000.00. The present value using the 9% discount rate will be determined by APA using the methodology of
Section 5 of the Purchase Agreement and the remaining payments described in Exhibit B of Amendment No. 3 to the Purchase Agreement dated June 22, 1995. The price estimated in the Purchase Agreement assumes adjustments for a Transaction Date that is other than the beginning of a federal fiscal year. If the established Transaction Date is a date other than the start of the federal fiscal year, the selling price will be established and payments scheduled in accordance with the Purchase Agreement. The payment to the U.S. Treasury will be fully paid within five years of the Transaction Date. The portion paid to the U.S. Treasury following the Transaction Date will carry interest of 9% per annum. (b) The Eklutna Purchasers intend to make payments to the U.S. Treasury or deposits in an escrow account with certified funds (by check or wire transfer) on the Transaction Date. If any Eklutna Purchaser should otherwise choose to make payments within the allowable five year window, such election must be announced prior to the Transaction Date. A schedule will then be developed and any and all interest charges associated with the established schedule will be borne by the Eklutna Purchaser (or Purchasers) that so elect to make payments. An interest bearing escrow account may be established in which the Eklutna Purchasers may deposit payment amounts. Funds will be held in this escrow account to cover completion of outstanding land, property, or other issues identified on the Transaction Date. Funds will be


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released to the U.S. Treasury as mutually agreed to by the Parties.  Interest on funds held in this escrow account shall be credited toward the 9% per annum interest to be paid by the Eklutna Purchasers to the U.S. Treasury on the portion paid following the Transaction Date, from the Transaction Date until the date the payments are actually made to the U.S. Treasury.

SECTION 5.  ARRANGEMENTS AND TIMETABLE FOR TRANSFER OF
OPERATIONS, MAINTENANCE , POWER MARKETING, AND
ADMINISTRATION OF THE EKLUTNA PROJECT


EVENT                                                                               TIMETABLE
APA and the Eklutna Purchasers set mutually agreeable functional ...............   Complete
transfer date of October 1, 1996 ("Transition Date")

Eklutna Purchasers provide APA with proposed organization and
staffing requirements related to employees currently at the Eklutna ............   May 28, 1996
--------------------------------------------------------------------------------   ------------
Project ........................................................................

Eklutna  Purchasers  representatives  meet with the Eklutna Project Jun 10, 1996 personnel to discuss detailed transition staffing plans ........................

Eklutna Operating Committee (EOC), as established in this Plan, ................   Jun 28, 1996
--------------------------------------------------------------------------------   ------------
begins to meet, develops coordination procedures for functional control in consultation with APA, and conduct other business ...................

Parties determine the budgetary offsets to current Eklutna Project
rates and  propose new power rates for the transition period ...................   Jul 1, 1996
--------------------------------------------------------------------------------   ------------

APA initiates personnel actions necessary to facilitate the
functional transfer to the utilities ...........................................   Aug 15, 1996
--------------------------------------------------------------------------------   ------------

Detailed plans, agreements, and SOP's in place and executed for ................   Aug 30, 1996
--------------------------------------------------------------------------------   ------------
October 1, 1996 change in functional control ...................................
                                                                                   ------------

Eklutna personnel  transition to their respective utility employer .............   Oct 1, 1996
--------------------------------------------------------------------------------   ------------

EOC manages the  operation and adjusts procedures as required in ...............   Commences
consultation with APA ..........................................................   Oct 1, 1996





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Office space and full access to all government records for an APA Commences real estate person and rewind contracting officer's representative Oct 1, 1996 will be provided by Eklutna Purchasers.





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SECTION 6.  ACTIVITIES AND SCHEDULES FOR COMPLETION OF SALE



EVENT                                                                 TIMETABLE

Formal environmental, engineering, and safety inspections
continue until complete ............................................ Aug 1, 1996

Parties agree on resolution of inspection issues ................... Aug 30, 1996

Generator rewind, plant modifications, and inspection corrective actions continue until completed ................................... As Required

Title and land conveyance issues continue until complete ........... Transaction Date

Conveyance documents in final draft ................................ Aug 30, 1996

Transaction Date and the Eklutna Project sale executed ............. Nov 28, 1997
                                                                     (unless earlier
                                                                      agreed upon)


SECTION 7.  TRANSFER OF DATA AND OTHER RECORDS TO
PURCHASERS



EVENT                                                               TIMETABLE

APA Listing of Eklutna Project data and records to be transferred
which will include their current location .......................   May 24, 1996


Site selection by Eklutna Purchasers for data and document ......   Aug 1, 1996
relocation plan .................................................






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Data and documents transferred to Eklutna Purchasers after the         To Be
Transaction Date as mutually agreed to by Parties.                   Determined






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SECTION 8.  INSPECTION RESULTS AND REQUIRED DOE WORK PLAN

Inspection  results and a required DOE work plan are attached  hereto as Exhibit
C. The Parties agree that this list may not be all inclusive, and other work items may be added by any Eklutna Purchaser if, in their judgment, new information warrants. The Parties will mutually agree who has the responsibility to correct the added work items and set the schedule for their completion. All formal inspection results and action plans to deal with outstanding issues shall be finalized by August 1, 1996. Description of inspection lists in this Exhibit
C:
     (a) Listing of engineering inspection results as known when this Plan is executed, the timetable of work to be completed by APA, and the resolution of other inspection issues. (b) Listing of environmental and safety inspection results and the APA responses are in draft form as of the Effective Date of this Plan, and shall be included in this Exhibit C upon receipt of same.

SECTION 9.  EKLUTNA ASSETS
Attached as Exhibit D are the Physical assets list of APA and asset lists of each of the utilities for those assets located on APA property. APA intends to transfer, on the Transaction Date, full title to all such assets to Eklutna Purchasers. If the Eklutna Purchasers should choose to operate and/or maintain the Eklutna Project prior to the Transaction Date, they shall be authorized to use listed APA equipment, tools, and vehicles. All assets listed by each utility as their own are not intended to be, and shall not be, transferred to the other Eklutna Purchasers, but shall remain available for the benefit of the Eklutna
Project. APA is in the process of finalizing its survey results on all rights-of-way, easements, and structures intended to be transferred. All parcels, rights-of-way, and easements shall be fully described upon completion and compiled for inclusion in the transfer documents executed on the Transaction Date. Any discrepancies shall be dealt with pursuant to Section 10 below.

SECTION 10.  TITLE CONDITION TO ALL EKLUTNA ASSETS AND
PLANNED REMEDIES
All personal property transferred to Eklutna Purchasers by APA shall be free and clear of any rights of third parties on the Transaction Date. Pursuant to the Purchase Agreement, APA represents to the Eklutna Purchasers that it, or its designated successor or assigns, shall provide without cost to the Eklutna Purchasers real property interests described as follows:
     (a) Titles to APA fee owned property, including Reed and Palmer substations free and clear of encumbrances or conditions of title which would restrict the Eklutna Purchasers' rights to continue to operate the Eklutna Project, including the transmission lines and facilities located within described rights-of-way, easements, or permitted areas;



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     (b) The generation  facility free of any  encumbrances,  covenants,  and/or restrictions which would arise from its designation as historically significant and would prevent the Eklutna Purchasers from use, maintenance, repair, remodel, modification or upgrade of the buildings or equipment of the Eklutna Project assets; (c) Fee title to the Anchorage Substation property and other Eklutna Project land rights free and clear of claims of Cook Inlet Region Inc.; (d) Access rights-of-way or easements allowing access for line maintenance of the transmission lines presently being used as disclosed by the 1996 survey; (e) Easement rights to cross military reserve and fee owned properties owned or controlled by the United States Army within Ft. Richardson, Alaska on the existing transmission line right-of-way; (f) Easements, rights-of-way, or permits as required to provide for 115 KV transmission line facilities located in the CEA double circuit portion of the transmission line as set forth in contract No. 85-80AP10022.000; (g) Easement rights for the existing transmission lines across private property, including those areas of easements presently authorized under 44LD513 and section 17(b) of ANCSA, free and clear of claims of Eklutna Inc. or other underlying landowners and free of encroachments disclosed by the APA 1996 survey; (h) Transfer of all other agreements and rights and obligations with parties who are not purchasers under this agreement; and (i) Easement and access rights for the Wasilla
     Radio  Relay   facility  free  and  clear  of  third  party   claims.   (j)
     Rights-of-way across property owned by the United States and managed by the Bureau of Land Management. (k) Questions as to any limitations that there may be on the use of or interference with all natural inflows to and waters of the Eklutna Reservoir will be resolved.
In  the  event  any of  these  rights  can  not be  transferred  to the  Eklutna
Purchasers, or must be acquired by APA to be transferred to the Eklutna Purchasers, APA and its successor or assigns warrant that they will proceed to acquire such rights through the legal acquisition process, even if such process is not completed by the Transaction Date. APA and its successor or assigns warrant that they have the staff and resources necessary to acquire the interests outlined above and will use such staff and other resources to complete the acquisition in a timely manner. Resolution of any real property issues will be identified in the transaction documents.

SECTION 11.  EKLUTNA PURCHASERS MANNER OF ACTING,
FUNCTIONAL RESPONSIBILITY, AND STAFFING
Attached hereto as Exhibit E is the Eklutna Purchasers' plan for delineation of responsibilities and activities to effect the transition of the currently employed APA personnel at Eklutna and Eklutna Project operations.



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SECTION 12.  NO THIRD-PARTY BENEFICIARIES
The provisions of this Plan shall not create any rights in favor of any person, corporation, or association not a Party to this Plan, and the obligations herein assumed are solely for the use and benefit of the Parties to this Plan and their successors and assigns.

SECTION 13.  MODIFICATIONS TO THIS PLAN
The provisions of this Plan have been negotiated by the Parties and represent their best effort to follow the intent of the APA Asset Sale and Termination Act pursuant to the Purchase Agreement. Should modifications to this Plan become necessary, the Parties agree to continue their best effort to work toward changes that are mutually agreeable to the Parties, and in timely enough fashion that this agreement and any such modifications are adopted by the Parties on or before the Transaction Date.



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















                            Alaska Power Administration, a unit of the U.S. Department Of Energy


                               /s/ Nicki J. French
                                   Nicki J. French
                                   Assistant Administrator






                            Municipality of Anchorage


                              /s/ Larry A. Crawford
                                  Larry A. Crawford
                                  Municipal Manager






                            Chugach Electric Association, Inc.


                             /s/ Eugene N. Bjornstad
                                 Eugene N. Bjornstad
                                 General Manager






                            Matanuska Electric Association, Inc.


                             /s/ Wayne D. Carmony
                                 Wayne D. Carmony
                                 General Manager


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RECOMMENDED:                                   APPROVED AS TO FORM:



Anchorage Municipal Light & Power              MUNICIPALITY OF ANCHORAGE



/s/ Thomas R. Stahr                             /s/ Mary K. Hughes
-------------------                            ---------------------------------
  Thomas R. Stahr                                   Mary K. Hughes
  General Manager                                  Municipal Attorney











RECOMMENDED:



MUNICIPALITY OF ANCHORAGE



/s/ G Vakalis
----------------------------------------------------
                 George J. Vakalis
                 Operations Manager






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

c:\1-Patty\Eklutna\Transpln\Exhibt-C.doc








                                    EXHIBIT A


                           Eklutna Purchase Agreement

                                 August 2, 1989



                       Chugach Electric Association, Inc.

                      Matanuska Electric Association, Inc.

                            Municipality of Anchorage
                          d/b/a Municipal Light & Power

                           Alaska Power Administration
                       United States Department of Energy

              Eklutna Purchase Agreement

                   Table of Contents

                                                               Page

1.  Parties to the Agreement.....................................1
2.  Purpose......................................................1
3.  Definitions..................................................1
4.  Assets to be Sold or Transferred.............................2
5.  Price and Payment Terms......................................4
6.  Responsibilities.............................................5
7.  Operation and Maintenance Expenses, Revenues.................6
8.  Non-Power Users..............................................6
9.  Transition Plans and Activities..............................7
10. Interim Activities...........................................8
11. Post-sale Operations, Maintenance and
        Power Marketing Arrangements............................11
12. Effective Date..............................................12
13. Environmental Management....................................12
14. Term........................................................12
15. Dispute Resolution..........................................13
16. Notice......................................................13
17. Amendment...................................................13
18. Approvals...................................................13
19. Assignment..................................................14
20. Force Majeure...............................................14
21. Continuing Support and Assistance...........................14
22. Relationship of Purchasers..................................14
23. Agreement for Benefit of Parties Only.......................15
24. Miscellaneous Provisions....................................15

              Table of Contents

Appended Material:

Exhibit A:        Lands, Easements and Rights-of-Ways, Including Map
                  Marked Exhibit A, Dated February 3, 1989

Exhibit B:        Future Principal & Interest Payments
                  Projected Selling Price

                                                                 August 2, 1989


EKLUTNA PURCHASE AGREEMENT

1.       Parties to the Agreement.

          The  parties to this  Agreement  are the Alaska  Power  Administration
(APAD), a unit of the United States Department of Energy, and the Municipality of Anchorage d/b/a Municipal Light and Power (ML&P), the Chugach Electric Association, Inc, (Chugach) and Matanuska Electric Association, Inc. (MEA) (Purchasers) .

2.       Purpose.

          This Agreement sets out arrangements, terms and conditions for sale of the Eklutna Hydroelectric Project (Eklutna) to Purchasers, such arrangements, terms and conditions to be implemented if the United States Congress authorizes such sale.

3.       Definitions, As used in this Agreement:

         "ADNR" means the Alaska Department of Natural
Resources.

         "ANCSA" means the Alaska Native Claims Settlement Act
(PL-92-203).

         "APAD" means the Alaska Power Administration, a unit of the United States Department of Energy (including any successor entity).

         "Chugach" means the Chugach Electric Association, Inc.

         "BLM's means the United States Bureau of Land
Management.

         "Eklutna" means the Eklutna Hydroelectric Project authorized, constructed and operated pursuant to the Eklutna Project Act of July 31, 1950 (64 Stat, 382, as amended), including any and all property and facilities acquired or used in connection with Eklutna.

         "MEA" means the Matanuska Electric Association, Inc.

         "ML&P" means the Municipality of Anchorage, d\b\a
Municipal Light and Power.

         "Purchasers" means ML&P, Chugach, and MEA.

Eklutna Purchase Agreement                                       August 2. 1989
                                                                         Page 2


         "Actions" means actions, inaction, and omissions.

         "Transaction Date" means the date on which ownership of Eklutna is to be transferred to the Purchasers as set forth in Sections 4 and 9,

4.       Assets to be Sold and Transferred.

         a. The Eklutna assets to be sold and transferred consist of the power production, transmission, associated real property and all other facilities and assets provided or otherwise acquired for Eklutna under the Eklutna Project Act of July 31, 1950 (64 Stat. 382, as amended) including but not limited to:

         (1) Eklutna Dam; power intake structure; power tunnel and penstock; the Eklutna powerplant containing two complete turbine-generator sets with ratings of 15,000 kilowatts, each; auxiliary electrical and mechanical systems; a tailrace and tailrace embankment; switchyard, transformers, 115 kilovolt transmission lines connecting the powerplant with Palmer and Anchorage; Anchorage, Palmer and Reed Substations; access roads; maintenance facilities and vehicles; supervisory control and communications systems; various buildings including office, warehouse,, and garage; personal property, including spare parts and equipment; and any improvements,, replacements and renewals of such major items;

         (2) Title in acquired land at Palmer Substation, and easements or rights-of-way for Eklutna facilities on privately owned land as described in Exhibit A; and fee title to lands at Anchorage Substation if the Department of Interior determines that the lands are available under law for conveyance to the Purchasers;

         (3) Granted rights-of-way for existing Eklutna facilities located on BLM managed lands and military lands as described in Exhibit A;

         (4) Studies, records, drawings, operating data,, technical information; water rights including the reservoir rights; licenses and any other permits; accurate location maps of Eklutna facilities tied to public land surveys; acceptable land descriptions of the areas of the easements, permits and licenses showing the location of the Eklutna facilities within the described areas; other tangible rights as required for operations and maintenance of Eklutna facilities; and warranties or other intangible rights associated with the assets to be transferred and sold,

Eklutna Purchase Agreement                                       August 2, 1989
                                                                         Page 3


         b. Granted rights-of-way for existing Eklutna facilities located on BLM managed lands including lands selected by the State of Alaska and military lands shall:

         (1) Be sufficient for operation, maintenance, repairs, renewals and replacements of Eklutna facilities located on such lands, including provisions for access.

         (2) Be issued consistent with existing Federal statutes, at no cost to the Purchasers, and remain effective for a period equal to the life of Eklutna as extended by any improvements, repairs, renewals or replacements; provided further that if Eklutna is further sold or transferred to private ownership, BLM may assess such reasonable and customary fees for continued use of the rights-of-way on BLM managed lands and military lands as consistent with law or regulation.

         c. The life of Eklutna shall continue as long as Eklutna is capable of generating and transmitting electricity, Temporary interruptions in service or generation of power shall not constitute a termination of the life of Eklutna, Disuse of one portion of the project system shall not cause the life to Eklutna as a whole to terminate,

         d. APAD shall provide satisfactory  assurance that ANCSA 17(b) easement
rights   crossing   native  lands  are  sufficient   for  continued   operation,
maintenance, repair and replacement of Eklutna facilities by the Purchasers.

         e. The above description of assets is intended to be general and not precise or all inclusive, As part of the transition activities, the parties will jointly prepare a particularized listing of the assets to be sold and transferred.

         f. APAD intends that the sale and transfer of Eklutna to the Purchasers not result in additional costs to the Purchasers for licenses, permits or other rights for Eklutna,, which costs would not have been incurred under continued Federal ownership of Eklutna.

         g. Nothing in this Agreement shall prevent Purchasers from seeking substantial change in Eklutna. Purchasers shall be responsible for any appropriate approvals by affected government and non-governmental entities required for such substantial change.

         h. On the Transaction Date, the APAD shall convey or cause to be conveyed title to all Eklutna assets to the Purchasers by bill of sale or other instrument of conveyance, provided that Purchasers pay or make arrangement for payment under Section 5 of


Eklutna Purchase Agreement                                       August 2, 1989
                                                                         Page 4


this Agreement, and provided further that for any assets not available for transfer at the Transaction Date, APAD shall provide:

         (1) Mutually satisfactory assurance that such remaining assets will be transferred to the Purchasers subsequently and in a timely fashion, and

         (2) Clear authority to the Purchasers for the beneficial use, enjoyment and occupancy of such remaining assets pending their conveyance to the Purchasers,

         (3) If APAD fails to perform any of the requirements stated in paragraphs 4(h),, 4(h)(1) or 4(h)(2) above,, the parties agree to discuss appropriate remedies. The parties may agree to mediation, arbitration or other means to resolve issues presented by a failure of APAD to perform such requirements, Purchasers shall also have an absolute right to terminate the Agreement in the event APAD fails to perform such requirements,

         i. If after the Transaction Date some event occurs which prevents APAD from transferring title and beneficial use, enjoyment and occupancy of Eklutna to the Purchasers, the parties agree to discuss and implement appropriate remedies including resolution through negotiation, arbitration or litigation, as appropriate.

5.       Price and Payment Terms.

         a. If the Transaction Date is October 1. 1989, the selling price shall be $10,435,000.

         If the Transaction Date is October 1. 1990, the selling price shall be $9,580,000.

         If the Transaction Date is October 1, 1991, the selling price shall be $8,631,000.

         If the Transaction Date is other than one of the three above dates, the selling price will be calculated by APAD as the discounted present value as of the Transaction Date of all remaining principal and interest payments after the Transaction Date according to the payment schedule shown on Exhibit B of this agreement plus $1 f 000 I 000 ($1 million) , Exhibit B payments for the first year will be prorated to reflect the portion of the year remaining after the Transaction Date. Subsequent Exhibit B payments will be assumed at mid-year (April),

Eklutna Purchase Agreement                                       August 2. 1989
                                                                         Page 5


         The price determination is to be included in the transition plan required under Section 9 below.

         b. The Purchasers shall pay the full selling price to the United States Treasury within five years after the Transaction Date. Any portion of the selling price paid after the Transaction Date will carry interest charges payable to the United States Treasury as discussed below, If the full price is paid by the Transaction Date, there will be no interest charges.

         The purpose for allowing up to five years for the payments is to provide some flexibility to the Purchasers in arranging for payment and start up costs so as to minimize adverse impacts on Purchasers" ratepayers, The purpose of the interest charges is to assure that the United States Treasury receives the full value of the selling price. The Purchasers shall not seek Federal financing for the purchase.

         c. The discount rate to be used for determination of the selling price shall be nine percent (9%),

         The interest rate to be charged for payments after the Transaction Date shall be nine percent (9%).

         The sales price described above is full consideration for all Eklutna assets described in Section 4 (Assets to be Sold and Transferred).

         d. APAD shall not change its rate criteria for the purpose of accelerating principal payments before the Transaction Date, The Purchasers shall not delay their take of allocated power for the purpose of shifting revenues beyond the Transaction Date,

6.       Responsibilities.

         a. As of the Transaction Date, the Purchasers shall assume all ownership responsibilities for Eklutna and ownership responsibilities of APAD and its successors for Eklutna shall cease, except as follows:

         (1)  APAD shall be solely responsible for all costs to
               close out APAD responsibilities including but not limited to
               Federal    employee   entitlements    and   benefits   for  APAD
               employees,

         (2) The parties recognize that there may be unfinished work as of the Transaction Date which is the responsibility of APAD to complete. Such unfinished work could include incomplete transfer of some assets to be completed by APAD under Sections 4 and 10 or specific APAD responsibilities

Eklutna Purchase Agreement                                       August 2, 1989
                                                                         Page 6


arising out of the joint determination of maintenance activities to be completed by APAD under Sections 9 and 10, APAD shall be solely responsible for such unfinished work,

         (3) APA shall be solely responsible for any claims or other legal proceedings arising from actions or alleged actions by APAD while APAD managed or operated Eklutna or from actions or alleged actions by APAD in carrying out remaining APAD responsibilities under this agreement after the Transaction Date."

7.       Operation and Maintenance Expenses, Revenues.

         Operation and maintenance expenses up to the Transaction Date, including all obligations incurred by APAD which require payments after the Transaction Date shall be the responsibility of APAD, Subsequent operation and maintenance expenses shall be the responsibility of the Purchasers, APAD fund balances from Congressional appropriations as of the Transaction Date shall remain with APAD.

         All revenues for power sold up to the Transaction Date will be returned to the United States Treasury, The Purchasers shall be responsible for sales of power after the Transaction Date, including the collection and disposition of revenues therefrom.

8.       Non-Power Users.

         a. The parties do not intend to adversely affect non-power users' rights as a result of transfer of ownership and control of Eklutna from the Federal government to the Purchasers.

         As of the  Transaction  Date,  the  Purchasers  shall  assume  all APAD responsibilities and benefits with respect to the following agreements, including amendments and supplemental agreements made or entered into prior to the Transaction Date, provided that after the effective date of this Agreement, APAD shall consult with the Purchasers prior to making additional amendments and supplemental agreements:

         (1) The agreement dated February 17, 1984, between APAD and the Municipality of Anchorage concerning the Eklutna Water Project; as amended by Supplemental Agreement
No. 1 dated August 24, 1988;

         (2) The agreement dated November 1, 1982, between APAD and Cook Inlet Aquaculture Association concerning the
Eklutna hatchery,

Eklutna Purchase Agreement                                       August 2, 1989
                                                                         Page 7


         b. The Purchasers shall consult with BLM and ADNR to ensure effective and proper management of lands required for Eklutna,

         c. Except to the extent Purchasers determine public recreational uses shall be limited by safety and operational requirements, the Purchasers will continue to make Eklutna lands and water available to the public for recreation uses.

9.       Transition Plans and Activities.

         a. Within six months after the Congressional authorization is obtained, the Purchasers and APAD shall adopt specific transition plans setting forth the arrangements and a timetable for completing the sale and transfer, The parties intend that the transition plans shall foster an efficient, orderly and expeditious transfer of Eklutna and its operation to the Purchasers, minimize transition costs and minimize adverse impacts on employees, The transition plans and activities shall be developed jointly by the Purchasers and APAD and, among other items, shall include:

         (1) The selection of a "Transaction Date" on which ownership of Eklutna would transfer to the Purchasers;

         (2)  A schedule for payments to the United States
Treasury including provisions for reasonable grace periods;

         (3) Arrangements and timetable for the transfer of operations, maintenance, power marketing and administration of Eklutna;

         (4) A definition of activities and schedules for completing the sale and the assignment of responsibilities for such activities;

         (5) A continuation of the consultations and access to records and data, and arrangements and timetable for transfer of data and other records to the Purchasers;

         (6) Provisions for environmental, engineering and safety inspections by the Purchasers and APAD and a joint determination by the Purchasers and APAD of specific maintenance activities, including procurement, to be completed by the APAD;

         (7) If necessary, provisions for completing any asset transfer actions that may not be completed as of the Transaction Date;

         (8) A particularized listing of all the Eklutna assets to be sold and transferred, including photocopies of all

Eklutna Purchase Agreement                                       August 2, 1989
                                                                         Page 8


rights-of-way obtained from BLM, accurate location maps of the Eklutna facilities tied to public land surveys, and suitable legal descriptions of all real property interest. The parties to this Agreement recognize that the lands work will not be completed before the date of the transition plans,

         (9) A description of the condition of title to the Eklutna assets as of the date of the transition plans, identifying with particularity third party interests and rights and other matters affecting title that may materially impair the ability of the Purchasers to have the full beneficial use,, enjoyment, occupancy and operation of the Eklutna assets, and a description of APAD's intended course of action prior to the Transaction Date to remove, resolve or limit such matters,

         (10) Transition staffing plans as necessary to assure continuity of operations and minimizing adverse impacts on APAD employees, In this regard, the parties agree that for two years after the Transaction Date APAD Eklutna personnel have first call on post-transfer Eklutna jobs for which they are qualified subject to the labor agreements of Purchasers. The staffing plans shall also consider transferring portions or all of the operations and maintenance functions to the Purchasers in advance of the Transaction Date, if that course of action is found to be feasible and helpful in minimizing adverse impacts to employees. In a manner consistent with their personnel policies and staffing requirements, the Purchasers will assist in locating suitable employment opportunities for displaced APAD employees for a period of two years after the Transaction
Date; and

         (11) Other matters as may be considered necessary by the parties,

10.  Interim Activities.

         The parties to this Agreement recognize that, in addition to the transition plans and activities described above, a number of actions need to be taken by the parties and other entities. The asset transfer and sale involves several entities including the Federal, State and local governments and two Alaska Native corporations. The parties intend to maintain full coordination with each of these entities and ensure that legislation authorizing the sale and transfer provides appropriate authority to implement the sale and transfer, The parties shall take all actions necessary to complete the sale and transfer including, but not limited to, the following listed actions:

Eklutna Purchase Agreement                                       August 2, 1989
                                                                         Page 9


         a. APAD shall prepare Congressional legislation needed to implement this Agreement. The legislation, among other items, shall include provisions to accomplish the following:

         (1) Authorize in accordance with this Agreement the sale and transfer of Eklutna to the Purchasers.

         (2) Direct and authorize other Federal  agencies,  including the United
States   Department   of  the   Interior,   to  assist  and  cooperate  in  sale
implementation including transfer of Eklutna assets under their jurisdiction.

         (3) Authorize and direct the Secretary of Interior to issue rights-of-way to Alaska Power Administration for subsequent assignment to Purchasers at no cost to remain effective for a period equal to the life of Eklutna as extended by improvements, repairs, renewals or replacements, sufficient for operation, maintenance, repair and replacement of Eklutna facilities located on lands managed by the BLM including land selected by the State of Alaska, and military lands, including access; provided that if Eklutna is further sold or transferred to private ownership, the BLM may assess such reasonable and customary fees for continued use of the rights-of-way on BLM managed lands and military lands as consistent with current law or regulation; provided further that at no additional cost fee title to lands at Anchorage Substation shall be transferred to Purchasers if the Department of Interior determines that the lands are available under law for conveyance to the Purchasers.

         (4) Authorize the State of Alaska (State) to select and direct the Secretary of Interior to convey to the State certain Eklutna lands identified in Exhibit A, including the lake bed of Eklutna Lake if not navigable under the submerged Lands Act and approximately 853 acres of improved lands housing the powerhouse,, intake structure,, dam facilities, and a portion of the power tunnel under the provision of section 6 of the Alaska Statehood Act of July 7, 1958, Public Law 85-508, and the North Anchorage Land Agreement of January 31, 1983, such conveyances to be subject to the rights-of-way being provided to Purchasers under Section 10(a)(3) above.

         (5) Exempt Eklutna and the Purchasers,, including but not limited to subsequent facilities modifications, from jurisdiction of the Federal Energy Regulatory Commission under the Federal Power Act (16 U*S*CO 791),, unless such modifications impact Federal lands other than those presently used for Eklutna.

Eklutna Purchase Agreement                                       August 2, 1989
                                                                        Page 10


         (6) Authorize expenditure of such sums as are necessary to prepare Eklutna assets for sale and conveyance, such preparations to provide sufficient title to ensure the beneficial use, enjoyment and occupancy to the Purchasers of the assets to be sold.

         b. APAD shall, in addition to the responsibilities set forth in Section 4:

         (1) Prepare all Eklutna assets including but not limited to those assets described in Section 4 (Assets to be Sold and Transferred) for conveyance to the Purchasers including all actions necessary to establish sufficient title to ensure the beneficial use, enjoyment and occupancy to the Purchasers of such assets.

         (2) Apply for and obtain BLM rights-of-way necessary for operation, maintenance, repair and replacement of Eklutna facilities located on Federal lands, managed by the BLM, such rights-of-way to be subsequently transferred to the Purchasers.

         (3) Provide satisfactory assurance that the Purchasers have sufficient ANCSA 17(b) easement rights for continued operation, maintenance,, repair and replacement of Eklutna facilities.

         (4) Continue to maintain Eklutna in accordance with prudent utility practices, and Federal, and utility industry standards,

         (5) Appoint one person and an alternate to represent APAD for all activities required of APAD after the execution of this Agreement and prior to the Transaction Date.

         (6) Manage and operate Eklutna in accordance with prudent utility practices, and Federal and utility industry standards in such a manner as to not diminish the capability of Eklutna to produce energy and power at historic levels.

         C.       Purchasers shall:

         (1) Establish organizational, functional and staffing arrangements for operations, maintenance and administration of Eklutna to be in effect on or before the Transaction Date including the following:

         (A) Purchasers agree with each other and the APAD that each Purchaser shall appoint one person and an


Eklutna Purchase Agreement                                       August 2. 1989
                                                                        Page 11

alternate to represent that Purchaser for all activities required of Purchasers after the execution of this Agreement and prior to the Transaction Date.

         (B) By the Transaction Date, Purchasers shall agree in writing to have an effective organization which shall be responsible for the sale of power, operation and maintenance of Eklutna and, if necessary, Purchasers shall execute power sales agreements to purchase power from Eklutna.

         (C) Purchasers shall provide in their organizational agreements that if one or more of the Purchasers are unable or unwilling to purchase its share of Eklutna, then the other Purchasers may purchase that share,

         (2)  Arrange for the payment of the amounts set out in
Section 5 (Price and Payment Terms) to be paid to the United
States Treasury,

         d. The Purchasers and APAD shall conduct engineering, environmental and safety inspections at Eklutna and jointly determine a list of items or matters they consider necessary to be changed or modified prior to transfer. APAD shall make such changes and modifications prior to the Transaction Date, or provide appropriate assurances that those changes or modifications shall be made, The Purchasers and APAD shall also consensually and jointly determine the acceptability of Eklutna for transfer to the Purchasers, Failure to reach agreement on the joint determination of either the list of necessary changes or modifications or the acceptability of Eklutna for transfer shall constitute grounds for termination of the Agreement.

         e. This Agreement may be terminated by Purchasers if, prior to the Transaction Date, the value of Eklutna or its capability to produce energy and power has been diminished by any cause after the execution of this Agreement. Any notice of termination shall be provided to APAD in writing.

         f. The parties agree that the above-listed action in subsections(a) through (d) are crucial to the sale and transfer of Eklutna. The Purchasers may elect to terminate this Agreement if the authorizing legislation does not contain substantially the same provisions set forth in Section 10(a) or if APAD fails to complete its obligations under Sections 10(b) and 10(d), APAD may elect to terminate this Agreement if the Purchasers fail to complete their obligations under Sections 10(c) and 10(d).

11.      Post-sale Operations, Maintenance and Power Marketing
Arrangements.

Eklutna Purchase Agreement                                       August 2, 1989
                                                                        Page 12

         The Purchasers shall establish appropriate organizational, staffing and administrative arrangements for Eklutna on or before the Transaction Date.

         To assist in implementation of these post-sale arrangements, APAD shall make available for inspection and use by the Purchasers all Eklutna records and data and shall consult with the Purchasers on operation procedures, replacement schedules, staffing plans and training on a continuing basis starting on the effective date of this Agreement,

         These provisions are intended to ensure that the Purchasers have full opportunity to become fully familiar with Eklutna and to help identify further specific actions that shall facilitate the transfer of operation of Eklutna to the Purchasers.

         12.      Effective Date.

         This Agreement shall become effective as of the calendar date on which all parties have executed this Agreement.

         13.      Environmental Management.

         The parties intend that the transfer of ownership be accomplished in a manner that assures continued compliance with environmental and public safety standards and laws including appropriate dam safety measures, The parties note that, under applicable Department of Energy instructions, APAD is required to prepare a management plan for Eklutna covering environmental and safety requirements.

         APAD shall develop and implement such management plan prior to the date on which the transaction plans are adopted and in full consultation with the Purchasers, Failure by the Purchasers to agree to such a plan shall be grounds for termination of this Agreement by the Purchasers.

         The Purchasers agree to continue the implementation of such management plan after the Transaction Date, including periodic updates of the plan as needed.

         14.      Term.

         This Agreement shall remain in effect for such time as is necessary to complete the sale of Eklutna to the Purchasers and payments for such sale to the United States Treasury, provided that this Agreement shall terminate two years after the effective date if authorization by Congressional legislation has not been obtained within those two years,, and provided further

Eklutna Purchase Agreement                                       August 2. 1989
                                                                        Page 13


that this Agreement shall terminate two years after the date of the Congressional authorization if transfer of Eklutna to the Purchasers has not occurred by that time. The above termination dates may be extended by mutual agreement of the parties,

         The above termination provisions are intended to provide ample time to obtain Congressional authorization and complete the transaction. However, it is the intent of the parties to obtain such authorization as quickly as possible and complete the sale as quickly thereafter as is reasonably practicable.

This Agreement shall be terminated if, at any time prior to the Transaction Date, the Purchasers determine they are not able to meet the payment terms and so notify APAD in writing,

         15.      Dispute Resolution.

         The parties shall attempt to settle any claim or controversy arising out of this Agreement in good faith. The parties may agree to submit any claim or controversy to a mutually-acceptable mediator, the cost of which shall be borne equally by APAD and Purchasers, The use of such a procedure shall not be construed to affect adversely the rights of either party under the doctrines of laches, waiver or estoppel. Nothing in this section shall prevent any party from resorting to judicial procedures. Any judicial action shall be filed in the Federal court at Anchorage, Alaska,

         16.      Notice.

         All notices under this Agreement shall be in writing directed to the Purchasers through the General Managers of the Purchasers, and to the APAD through the Administrator of the APAD or its successor.

         17.      Amendment.

         This Agreement may be modified only by mutual agreement in writing between the Purchasers and APAD. Any such modifications must be consistent with applicable State and

Federal law.

         18.      Approvals.

         Any final sale and transfer of Eklutna shall become effective only on the obtaining of all required regulatory and administrative approvals or on receiving satisfactory assurance that such approvals are forthcoming.

Eklutna Purchase Agreement                                       August 2, 1989
                                                                        Page 14


19.      Assignment.

         This Agreement shall inure to the benefit of, and be binding upon the respective successors and assigns of the parties to this Agreement, provided however, that neither this Agreement nor any interest therein shall be transferred or assigned by any party to any other party,, except to the United States or an agency thereof, without the written consent of the others whose written consent shall not be unreasonably withheld,

         However, any assignment by Purchasers must be made to a successor in interest to the Purchasers and such assignment shall provide that the power from Eklutna be used for the benefit of customers in the service area of the Purchasers, Any of the Purchasers may assign its interest to the Alaska Electric Generation & Transmission Cooperative,, Inc. (AEG&T) subject to any existing agreements, including amendments, between Chugach,, AEG&T and MEA.

20.      Force Majeure.

         Failure by either APAD or the Purchasers to perform any of the requirements of this Agreement brought about by causes beyond their control and without fault or negligence of the parties shall constitute an excusable delay. In any instance where excusable delay occurs, the time for completing the work shall be extended by negotiation of the parties,

21.      Continuing Support and Assistance.

         The parties agree to support and assist each other in the mutually satisfactory resolution of any unforeseen problems associated with the transfer. APAD and the Purchasers recognize that new issues involving the transfer process may arise prior to and after transfer, or that issues considered resolved may need further clarification, implementation or other resolution. APAD and the Purchasers agree that open lines of communication are desirable after the date of this Agreement and after transfer to facilitate the transfer process. To that end , APAD and the Purchasers each agree to exercise their good faith efforts in implementing the terms of this Agreement expeditiously. APAD further agrees to use its best efforts to make available an appropriate Federal entity to implement this section in the event that APAD as an identifiable Federal entity ceases to exist.

         22.      Relationship of Purchasers.

         The covenants, obligations and liabilities of the Purchasers are intended to be several and not joint or collective, and nothing contained herein shall be construed to

Eklutna Purchase Agreement                                       August 2, 1989
                                                                        Page 15


create an association, joint venture, trust or partnership, or to impose a trust or partnership covenant, obligation or liability on or with regard to any of the Purchasers. Each Purchaser shall be individually responsible for its own covenants, obligations and liabilities as provided in this Agreement. No Purchaser shall, by virtue of this Agreement, be under the control of, or be deemed to control, the other Purchaser. No Purchaser shall be the agent of, or have a right or power to bind, the other Purchasers without its express written consent, except as may be expressly provided in this Agreement,, or as may be otherwise provided by existing law. The provisions of this Section may be modified by the final approved agreements provided for under Section 10 (c) (1) ,

23.      Agreement for Benefit of Parties Only.

         As provided in Section 8, above, the parties intend to protect fully the rights of non-power users of Eklutna land and water. The parties do not intend by this Agreement to create rights in, or to grant remedies to, any third party as a beneficiary of this Agreement, or as a beneficiary of any duty, covenant, obligation or undertaking established by, or performed pursuant to, this Agreement.

24.      Miscellaneous Provisions.

         a. The parties agree, upon request of the other parties, to make, execute and deliver any and all documents reasonably required to implement this Agreement.

         b. Captions and headings appearing in this Agreement are included to facilitate reference to the Agreement, and they are not to be read as a part of this Agreement, nor shall they have bearing on its interpretation.

         c. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREFORE, the parties have caused this

Agreement to be executed the day and year written hereafter.

Eklutna Purchase Agreement                                       August 2, 1989
                                                                        Page 16

         DATED this 2nd day of August, 1989,

CHUGACH ELECTRIC ASSOCIATION, INC,


by:    /s/  Lace Walls
         Lace Walls
         President



MATANUSKA ELECTRIC ASSOCIATION, INC,


by:    /s/  Robert L. Husted
         Robert L. Husted
         President




MUNICIPALITY OF ANCHORAGE
D/B/A MUNICIPAL LIGHT AND POWER


by:    /s/  Tom Fink
         Tom Fink
         Mayor




ALASKA POWER ADMINISTRATION


by:    /s/  Robert J. Cross
         Robert J. Cross
         Administrator

Eklutna Purchase Agreement                                       August 2. 1989
Exhibit A                                                           Page 1 of 2


Lands, Easements and Rights-of-Way

Exhibit A consists of this narrative (pages 1 and 2 of 2) and the map prepared by BLM, signed and dated February 3, 1989,

This exhibit describes and displays present land status for the Eklutna Hydroelectric Project and describes in general terms the conveyances of land and land rights contemplated in the purchase agreement.

1. BLM - managed lands and military lands used for Eklutna Project for which BLM is to provide APAD rights-of-way sufficient for operation, maintenance, repair and replacement of Eklutna facilities, such rights-of-way to be assigned by APAD to the Purchasers.

         Legend Symbols and Description.

         Withdrawals. Refers to approximately 863 acres of public lands withdrawn for Eklutna at the "Intake Area," "Power Tunnel," "Eklutna Powerplant" and "Anchorage Substation," The total acreage is comprised of the following land:

         a. Approximately 320 acres withdrawn for the "Power Tunnel" under Public Land Order 1231 dated September 28, 1955.

         b. Approximately 230 acres utilized for the "Intake Area" and approximately 60 acres for a portion of "Eklutna Powerplant" as described by ANCSA 3(e) determination AA-51183 dated July 30, 1986.

         c. Approximately 243 acres utilized for "Eklutna Powerplant" as described by ANCSA 3(e) determination AA-42534 dated September 1, 1982.

         d. Approximately 10 acres withdrawn for
         "Anchorage Substation" under Secretarial order dated April 4, 1952.

         State Land-R/W. Refers to rights-of-way across State-selected lands covering the transmission line east of "Eklutna Powerplant" to the Knik River.

         Military Land-R/W, Refers to rights-of-way across military lands used for Eklutna transmission lines.

Eklutna Purchase Agreement                                       August 2, 1989
Exhibit A                                                           Page 2 of 2

         Acquired-3 (e). Refers to approximately 2.5 acres of acquired land used for "Reed Substation" as described by ANCSA 3(e) determination AA-45155 dated July 30, 1985.

2.       ANCSA 17(b) Easements.

         Map symbol:                N Native Land - 17(b) Easements.

         Refers to rights-of-way that are reserved for portions of the 115kV transmission line, access roads and other Eklutna facilities located on Native corporation lands, and exist as easement reservations in the ANCSA conveyances to the Native corporations pursuant to Section 17(b) of ANCSA. These easements will not be altered by the sale of Eklutna and the Purchasers may use these easements for their intended purposes,

3.       APAD Acquired Land and Easements.

         Refers to land and easements acquired by the Bureau of Reclamation (predecessor of APAD) during construction of Eklutna and now controlled by APAD. APAD will assign the land and easements to the Purchasers.

Legend Symbols and Description:

         Acquired. Refers to approximately 0.8 acres of land owned by APAD at Palmer Substation,

         Acquired-Easements, Refers to approximately 33 easements across private lands acquired by the Bureau of Reclamation (predecessor of APAD) and now held by APAD,

4.       Other Easements on Private Land.

Map [Symbol]:              Note: Other Easements on Private
                           Lands To Be Acquired - See Exhibit
                           A Narrative

Refers to approximately two hundred and fifty (250) parcels of private land located along the 115kV transmission line, many of which require title curative action for purposes of perfecting assignable easement rights or rights-of-way for the Purchasers, APAD shall be responsible for acquiring assignable easement rights or rights-of-way across these lands, for subsequent assignment to Purchasers,

5.       Reservoir.

         Eklutna Lake as designated on the map is the reservoir described in the body of the Agreement.

Exhibit B
Eklutna Purchase Agreement

Future Principal and Interest Payments,
(FY 1987 Power Repayment Study Data)

                                 Units: $1000's


FISCAL YEAR                PRINCIPAL        INTEREST          TOTAL

1989                       693              346               1,039
1990                       1,316            316               1,632
1991                       1,383            283               1,666
1992                       0                265               265
1993                       629              658               887
1994                       1,476            231               1,707
1995                       0                213               213
1996                       1,318            196               1,514
1997                       1,548            160               1,708
1998                       1,586            121               1,707
1999                       1,624            81                1,705
2000                       0                61                61
2001                       1,472            43                1,515
2002                       952              12                964


TOTAL '89    - 02          $13,997          $2,586                     $16,583
TOTAL '90    - 02          $13,304          $2,240                     $15,544
TOTAL '91    - 02          $11,988          $1,924                     $13,912
TOTAL '92    - 02          $10,605          $1,641                     $12,246

Projected Selling Price
                                 Units: $1000's

Transaction                Present Value of 1/                Selling
Date                       Remaining Payments                 Price

Oct. 1, 1989               $9,435                                      $10,435
(start of FY 1990)

Oct. l, 1990               $8,580                                      $ 9,580
(start of FY 1991)

Oct. 1, 1991               $7,631                                      $ 8,631

(start of FY 1992)


 1/  Discount Rate of 9.0%; payments assumed at mid year.

Eklutna Purchase Agreement
August 2, 1989

Amendment No. 1

1.       Purpose.

         This Amendment No. 1 reflects new information with respect to lands, extends the term of the August 2, 1989, Eklutna
Purchase Agreement ("Agreement"), and states the selling price if. the Transaction Date is October 1, 1992, or October 1, 1993.

2.       Amendments to Section 10, Interim Activities.

         Section 10a. (4) of the Agreement is amended to read as follows:

     "10.a.(4) Authorize the State of Alaska (State) to select and direct the Secretary of the Interior to convey to the State certain Eklutna lands identified in Exhibit A, including approximately 853 acres of improved lands housing the powerhouse, intake structure, dam facilities,, and a portion of the power tunnel under the provision of Section 6(a) of the Alaska Statehood Act of July 7, 1958, Public Law 85-508, and the North Anchorage Land Agreement of January 31, 1983, such conveyances to be subject to the rights-of-way being provided to Purchasers under Section 10(a)(3) above."

3.       Amendment to Section 5.  Price and Payment Terms.

         Section 5 (a) of the Agreement is amended to read as follows:

         "a. If the Transaction Date is October 1, 1991, the selling price shall be $8,613,000.

         If the Transaction Date is October 1, 1992, the selling be $9,022,000.

         If the Transaction Date is October 1, 1993, the selling be $8,818,000.

          If the Transaction Date is other than one of the three above dates, the selling price will be calculated by APAD as the discounted present value as of the Transaction Date of all remaining principal and interest payments after the Transaction Date according to the payment schedule shown on Exhibit B of this agreement plus $1,000,000 ($1 million), Exhibit B payments for the first year will be prorated to reflect the portion of the year remaining after the Transaction Date. Subsequent Exhibit B payments will be assumed at mid-year (April).

Eklutna Purchase Agreement                                       August 2, 1989
Amendment No. 1                                                         Page 2

         The price determination is to be included in the transition plan required under Section 9 below."

4.       New Exhibit B.

         A new Exhibit B dated June 25, 1991,  reflecting the above amendment to
Section 5, Price and Payment Terms, is incorporated in the Agreement in place of the original Exhibit B.

5.       Extended Term.

         The first paragraph of Section 14 of the Agreement is amended to read as follows:

     "This Agreement shall remain in effect for such time as is necessary to complete the sale of Eklutna to the Purchasers and payments for such sale to the United States Treasury, provided that this Agreement shall terminate four years after the effective date if authorization by Congressional legislation has not been obtained within those four years, and provided further that this Agreement shall terminate two years after the date of the Congressional authorization if transfer of Eklutna to the Purchasers has not occurred by that time. The above termination dates may be extended by mutual agreement of the parties."

6.       Effective Date

         This Amendment No. 1 to the Agreement shall become effective as of the calendar date on which all parties have executed this Amendment.

Eklutna Purchase Agreement                                       August 2, 1989
Amendment No. 1                                                         Page 3

         DATED this 30th day of July, 1991.


CHUGACH ELECTRIC ASSOCIATION, INC.

By:  /s/  Thomas D. Humphrey, Pres                                       7/30/91
         Thomas D. Humphrey                                                 Date
         President



MATANUSKA ELECTRIC ASSOCIATION, INC.



By:    /s/  Jess Lee                                                     7/29/91
         Jess Lee                                                      Date
         President



MUNICIPALITY OF ANCHORAGE
D/B/A MUNICIPAL LIGHT AND POWER



By:    /s/ Tom Fink                                                      7/30/91
         Tom Fink                                                      Date
         Mayor



ALASKA POWER ADMINISTRATION



By:    /s/  Robert J. Cross                                       July 26, 1991
     --------------------------------------                      ---------------
         Robert J. Cross                                               Date
         Administrator

Exhibit B                             06/25/91
Eklutna Purchase Agreement

Future Principal and Interest Payments
(FY 1987 Power Repayment Study Data)

                                    Units: $1,000's

FISCAL YEAR                PRINCIPAL        INTEREST          TOTAL

1989                       693              346               1,039
1990                       1,316            316               1,632
1991                       1,383            283               1,666
1992                       0                265               265
1993                       629              258               887
1994                       1,476            231               1,707
1995                       0                213               213
1996                       1,318            196               1,514
1997                       1,548            160               1,708
1998                       1,586            121               1,707
1999                       1,624            81                1,705
2000                       0                61                61
2001                       1,472            43                1,515
2002                       952              12                964


TOTAL '92 - 02             $10,605          $1,641                     $12,246
TOTAL '93 - 02             $10,605          $1,376                     $11,981
TOTAL '94 - 02             $9,976           $1.118                     $11,094




Projected Selling Price

                  Units: $1,000's


Transaction                Present Value of                   Selling
Date                       Remaining Payments                 Price


Oct. 1, 1991               $7,613                                      $8,613
(start of FY 1992)

Oct. 1, 1992               $8,022                                      $9,022
(start of FY 1993)

Oct. 1, 1993               $7,818                                      $8,818
(start of FY 1994)


Discount Rate                9.0%; payments assumed at mid-year.

Eklutna Purchase Agreement
August 2, 1989

Amendment No. 2


1.       Purpose.

         This Amendment No. 2 extends the term of the August 2,
1989, Eklutna Purchase Agreement ("Agreement"), and states the selling price if the Transaction Date is October 1, 1993, October 1, 1994, or October 1, 1995,

2.       Amendment to Section 5, Price and Payment Terms.

         Section 5 (a) of the Agreement is amended to read as follows:

         "a. If the Transaction Date is October 1, 1993, the selling price shall be $8,810,000.

         If the Transaction Date is October 1, 1994, the selling price shall be $7,733,000.

         If the Transaction Date is October 1, 1995, the selling price shall be $8,117,000.

         If the Transaction Date is other than one of the three above dates, the selling price will be calculated by APAD as the discounted present value as of the Transaction Date of all remaining principal and interest payments after the Transaction Date according to the payment schedule shown on Exhibit B of this agreement plus $1,000,000 ($1 million). Exhibit B payments for the first year will be prorated to reflect the portion of the year remaining after the Transaction Date. Subsequent Exhibit B payments will be assumed at mid-year (April).

         The price determination is to be included in the transition plan required under Section 9 below,"

3.       New Exhibit B.

         A new Exhibit B dated March 8, 1993,  reflecting the above amendment to
Section 5, Price and Payment Terms, is incorporated in the Agreement in place of the Amendment No. 1 Exhibit B.

4.       Extended Term.

         The first paragraph of Section 14 of the Agreement is amended to read as follows:

Eklutna Purchase Agreement                                       August 2, 1989
Amendment No. 2                                                          Page 2


         "This Agreement shall remain in effect for such time as is necessary to complete the sale of Eklutna to the Purchasers and payments for such sale to the United States Treasury, provided that this Agreement shall terminate six years after the effective date if authorization by Congressional legislation has not been obtained within those six years, and provided further that this Agreement shall terminate two years after the date of the Congressional authorization if transfer of Eklutna to the Purchasers has not occurred by that time. The above termination dates may be extended by mutual agreement of the parties."

5.       Effective Date.

         This Amendment No. 2 to the Agreement shall become effective as of the calendar date on which all parties have executed this Amendment.

Eklutna Purchase Agreement                                       August 2, 1989
Amendment No. 2                                                          Page 3


         DATED this 14 day of June, 1993.

CHUGACH ELECTRIC ASSOCIATION, INC,


By:    /s/ William Ryan                                                 5/19/93
         William L. Ryan                                                  Date
         President




MATANUSKA ELECTRIC ASSOCIATION, INC,



By:  /s/ Barbara J. Miller                                         June 8, 1993
     --------------------------------                            --------------
         Barbara J. Miller                                                Date
         President




MUNICIPALITY OF ANCHORAGE
D/B/A MUNICIPAL LIGHT AND POWER


By:    /s/  Tom Fink                                                    4/28/93
         Tom Fink                                                         Date
         Mayor




ALASKA POWER ADMINISTRATION


By:   /s/ Michael A. Deihl                                              3/26/93
         Michael A. Deihl                                                 Date
           Administrator

Exhibit B                          03/26/93
Eklutna Purchase Agreement
Amendment No. 2

Future Principal and Interest Payments
(FY 1987 Power Repayment Study Data)

                                    Units: $1,000's

FISCAL YEAR                PRINCIPAL        INTEREST          TOTAL

1994                       1,476            231               1,707
1995                       0                213               213
1996                       1,318            196               1,514
1997                       1,548            160               1,708
1998                       1,586            121               1,707
1999                       1,624            81                1,705
2000                       0                61                61
2001                       1,472            43                1,515
2002                       952              12                964


TOTAL '94 - 02             $9,976                    $1,118            $11,094
TOTAL '95 - 02             $8,500                    $887              $9,387
TOTAL '96 - 02             $8,500                    $674              $9,174



Projected Selling Price

                  Units: $1,000's

Transaction                Present Value of                   Selling
Date                       Remaining Payments                 Price

Oct. 1, 1993               $7,810                                      $8,810
(start of FY 1994)

Oct. 1, 1994               $6,733                                      $7,733
(start of FY 1995)

Oct. 1, 1995               $7,117                                      $8,117
(start of FY 1996)

Discount Rate              9.0%; payments assumed at mid-year.

Eklutna Purchase Agreement
April 21, 1995

Amendment No. 3

1.       Purpose.

         This Amendment No. 3 extends the term of the August 2, 1989, Eklutna Purchase Agreement('Agreement"), and states the selling price if the Transaction Date is October 1, 1995, October 1, 1996, or October 1, 1997.

2.       Amendment to Section 5. Price and Payment Terms.

         Section 5 (a) of the Agreement is amended to read as follows:

         " a.If the Transaction Date is October 1, 1995,the selling price shall be $8,117,000.

         If the Transaction Date is October l, 1996, the selling price shall be $7,178,000.

         If the Transaction Date is October 1, 1997, the selling price shall be $5,953,000.

         If the Transaction Date is other than one of the three above dates, the selling price will be calculated by APAD as the discounted present value as of the Transaction Date of all remaining principal and interest payments after the Transaction Date according to the payment schedule shown on Exhibit B of this agreement plus $1,000,000 ($1 million). Exhibit B payments for the first year will be prorated to reflect the portion of the year remaining after the Transaction Date. Subsequent Exhibit B payments will be assumed at mid-year (April).

The price  determination is to be included in the transition plan required under
Section 9 below."

3.       New Exhibit B.

         A new Exhibit B dated February 23, 1995, reflecting the above amendment to Section 5, Price and Payment Terms, is incorporated in the Agreement in place of the Amendment No. 1 Exhibit B.

4.       Extended Terms.

         The first paragraph of Section 14 of the Agreement is amended to read as follows:

Eklutna Purchase Agreement                                       April 21, 1995
Amendment No. 3                                                          Page 2


     "This Agreement shall remain in effect for such time as is necessary to complete the sale of Eklutna to the Purchasers and payments for such sale to the United States Treasury, provided that this Agreement shall terminate eight years after the effective date if authorization by Congressional legislation has not been obtained within those eight years, and provided further that this Agreement shall terminate two years after the date of the Congressional authorization if transfer of Eklutna to the Purchasers has not occurred by that time. The above termination dates may be extended by mutual agreement of the parties."

5.       Effective Date.

          This Amendment No. 3 to the Agreement shall become effective as of the calendar date on which all parties have executed this Amendment.

Eklutna Purchase Agreement                                       April 21, 1995
Amendment No. 3                                                          Page 3

         DATED this 22 day of June, 1995.


CHUGACH ELECTRIC ASSOCIATION, INC.



By:    /s/ Elizabeth P. Kennedy                                         4/25/95
         Elizabeth Page Kennedy                                            Date
         President




MATANUSKA ELECTRIC ASSOCIATION, INC.



By:    /s/ Barbara J. Miller                                       May 4, 1995
     -----------------------------------------------------        -------------
         Barbara J. Miller                                             Date
         President



MUNICIPALITY OF ANCHORAGE
D/B/A MUNICIPAL LIGHT AND POWER



By:    /s/ Larry D. Crawford                                            6/22/95
         Larry D/ Crawford                                                Date
         Municipal Manager



ALASKA POWER ADMINISTRATION



By:    /s/ Michael A. Deihl                                     April 21, 1995
     ---------------------------------------------------       ----------------
         Michael A. Deihl
         Administrator

                                   02/23/95
Exhibit B
Eklutna Purchase Agreement
Amendment No. 3


FUTURE PRINCIPAL AND INTEREST PAYMENTS
(FY 1987 POWER REPAYMENT STUDY DATA)

                                    Units: $1,000's
FISCAL YEAR                PRINCIPAL        INTEREST          TOTAL
1996                       1,318            196               1,514
1997                       1,548            160               1,708
1998                       1,586            121               1,707
1999                       1,624            81                1,705
2000                       0                61                61
2001                       1,472            43                1,515
2002                       952              12                964

TOTAL '96 - 02             8,500            674               9,174
TOTAL '97 - 02             7,182            478               7,660
TOTAL '98 - 02             5,634            318               5,952


PROJECTED SELLING PRICE

         Units: $ 1,000's

                                    Present Value of
                                    Remaining Payments
Transaction Date                    (Discount Rate = 9%)          Selling Price

October 1, 1995                     7,117                              8,117
(start of FY 1996)

October 1, 1996                     6,178                              7,178
(start of FY 1997)

October 1, 1997                     4,953                              5,953
(start of FY 1998)

NOTE:  Payments assumed at mid-year.

c:\1-Patty\Eklutna\Transpln\Exhibt-C.doc

                                    EXHIBIT B


                           Memorandum of Understanding


                                  July 25, 1989

                                     between

                       Chugach Electric Association, Inc.

                      Matanuska Electric Association, Inc.

                            Municipality of Anchorage
                          d/b/a Municipal Light & Power

MEMORANDUM OF UNDERSTANDING


THIS MEMORANDUM OF UNDERSTANDING is made this 25th day of July, 1989, by and among MATANUSKA ELECTRIC ASSOCIATION INC, ("MEA"), CHUGACH ELECTRIC ASSOCIATION, INC, ("Chugach"), and the MUNICIPALITY OF ANCHORAGE d/b/a ANCHORAGE MUNICIPAL LIGHT & POWER ("ML&P"), MEA, Chugach and ML&P are hereinafter collectively called the "Purchasers,"
         1. Recital. The Purchasers are parties to that certain Eklutna Purchase Agreement ("Purchase Agreement") dated as of March 31, 1989, with the Alaska Power Administration ("APAD") which concerns the purchase by Purchasers of certain real and personal property referred to therein as "Eklutna," It is understood that the Purchase Agreement has not yet been executed by ML&P and is therefore not yet effective. The parties expect that the Purchase Agreement will be so executed and, upon that assumption, enter into this Memorandum of Understanding.
         2, Cost, Power and Title Interests of Purchasers. It is mutually understood by the Purchasers that the allocation of output power (capacity and energy) from Eklutna (as defined in Section 3 of the Purchase Agreement) under the Purchase Agreement will continue as under the present participation in the following proportions: 16/30 to ML&P, 9/30 to Chugach and 5/30 to MEA, and that these same proportionate shares will determine the Purchasers' respective proportionate shares of their undivided interest in the Eklutna assets identified in Section 4 of the

Purchase agreement, the Purchasers' respective shares of the purchase price identified in Section 5 of the Purchase Agreement, and the Purchasers' respective shares of Eklutna's operating costs.
         3. Operation of Eklutna. It is further understood and agreed that the Purchasers and their successors and assigns shall operate Eklutna in accordance with prudent electric utility practices in order to produce power in the most efficient manner possible for the maximum beneficial use of customers in the service area of the Purchasers, subject to compliance with those water usage agreements that the Purchasers have agreed to assume pursuant to Section 8 of the Purchase Agreement,

MATANUSKA ELECTRIC ASSOCIATION, INC.

By:    /s/ Ken Ritchey
Its:  Acting General Manager

CHUGACH ELECTRIC ASSOCIATION, INC.
By:    /s/ David L. Highers
Its:  General Manager

MUNICIPALITY OF ANCHORAGE d/b/a
ANCHORAGE MUNICIPAL  LIGHT & POWER
By:    /s/ Tom Fink
Its:  Mayor

JAC/dmj
K:MEA

MUNICIPALITY OF ANCHORAGE


ASSEMBLY MEMORANDUM

No.      AM 674-89

Meeting Date.

From:             Mayor Fink

Subject:          Eklutna Purchase Agreement

In its AR87-41(S-1) as amended and dated March 3, 1987, the Anchorage Municipal Assembly resolved that (1) the best interest of the public may be served by federal transfer of the Eklutna Hydroelectric Facility to the Municipality or other local entities with all rights, title and interest of the United States, including reserved and acquired water rights; and (2) the administration may commence formal negotiations with the Department of Energy regarding divestiture of the project.

On May 20, 1987, the Alaska Power Association (APA) formally requested proposals from the Municipality of Anchorage, Chugach Electric Association (CEA), and the Matanuska Electric Association (MEA) for the purchase and transfer of the Eklutna Power Project. The Municipality of Anchorage d/b/a Municipal Light and Power (ML&P), CEA, and MEA (cumulatively the "Purchasers") have developed a joint proposal for purchase of the Eklutna Project. The Joint proposals presently under review by the Municipality of Anchorage Chugach Electric Association and Matanuska Electric Association is entitled "Eklutna Purchase Agreement" and sets out arrangements, terms, and conditions for sale of Eklutna to purchasers, such arrangements terms, and conditions to be implemented if the United States Congress authorizes such sale. The following are essential terms of the proposed agreement:

         a. The Eklutna assets to be sold and transferred generally consist of the power productions transmissions associated real property and all other facilities and assets, provided for Eklutna under the Eklutna Project Act of July 31, 1950; all rights-of-way and easements for existing Eklutna facilities located on BLM managed lands and military lands; and water rights, including the reservoir rights.

         b. Within six (6) months of Congressional authorization, transition plans are to be adopted which will, among other things, identify the Transaction Date on which ownership of the Eklutna facilities will transfer to Purchasers; determine a schedule for payment of the purchase price to the United States Treasury; provide for the orderly transfer of the operations and related activities Of Eklutna; provide for environmental engineering and safety inspections by Purchasers; provide for completion of any asset transfer; develop a particularized listing of assets to be sold or transferred; and address other matters may be considered necessary by the parties.

ASSEMBLY MEMORANDUM
Eklutna Purchase Agreement
Page 2


         c. Total or combined Purchase Price to the three purchasing utilities is dependent on the timing of the Transaction Date:$10,435,000 if on October 1, 1989; $9,580,000 if on October 1, 1990; $81,631,000 if on October 1, 1991. Any
other Transaction Date shall result in a selling price calculated as the discounted present value of all remaining principal and interest payments plus $1 million. The full selling price is to be paid within five (5) years after the Transaction Date using an interest rate of 9 percent. The discount rate to be used in determining the selling price is also 9 percent. ML&P's share of the purchase price is 16/30 or initially $5,565,333.33, which moneys will be committed upon the effective date of the Agreement.

         d. Effective date of the Purchase Agreement is the calendar date on which all parties have executed the agreement. The Agreement requires authorization by Congressional legislation within two years of the effective date of the Agreement, and further requires transfer of Eklutna assets within two years of Congressional legislation authorizing the transfer.

         e. The covenants, obligations and liabilities of the Purchasers are intended to be several and not joint or collective.
ML&P, CEA, and MEA shall each acquire an undivided interest of 16/30, 9/30 and 5/30, respectively in the Eklutna Power
Project.

         f. Purchasers of Eklutna are assuming all responsibilities associated with the Agreement dated February 17, 1984 between APA and the municipality of Anchorage concerning the Eklutna Water Project and the Supplemental Agreement No. 1 dated August 24, 1988. AWWU's entitlement to secure a long range source of water for Anchorage with the Eklutna Water Project is thereby preserved.

         g. The Purchasers are executing a memorandum of understanding concerning the possible election by the municipality to internally reassign its interest in the Eklutna Power Project. In the event of a sale or transfer of ML&P or for other reasons the Municipality may retain its interest in the Eklutna Power Project for the benefit of the Municipality and the Eklutna Water Project.

ASSEMBLY MEMORANDUM
Eklutna Purchase Agreement
Page 3

The subject Eklutna Purchase Agreement will result in lower costs to ML&P for Eklutna power than under existing federal ownership. The Agreement ensures that ML&P will retain its current share of Eklutna output for the life of the Project. Since Eklutna is and will continue to be ML&P's lowest cost energy sources retention of ML&P's share will continue to stabilize rates.

It is recommended that the Assembly authorize the Administration to enter into an agreement for the purchase of Eklutna under the basic terms and conditions outlined above.

Concur:                                     Submitted by:

/s/ Richard L. Besse for                    /s/ Thomas R. Stahr
Lee Nunn                                    Thomas R. Stahr
Executive Manager                           General Manager
Enterprise Activities                       Municipal Light & Power

Concur:                                     Funds Certification:

                                            (0530 Operating)
                                            8500-8605-2328-0000
                                            $5,565,333.33
/s/ Larry D Crawford
Larry D. Crawford
Municipal Manager                           /s/  Bob Nelson
                                            Bob Nelson
                                            Chief Fiscal Officer

Respectfully Submitted:                     Concur:

/s/  Tom Fink                               /s/  Richard D. Kibby
Tom Fink                                    Richard D. Kibby
Mayor                                       Municipal Attorney

                                            Concur:

                                            /s/ Richard L. Besse
                                            Richard L. Besse, P.E.
                                            General Manager
                                            Anchorage Water & Wastewater Utility
c:\1-Patty\Eklutna\Transpln\Exhibt-C.doc








                                    EXHIBIT C


Engineering inspection results listing (to date) including APA's response to the Stone & Webster report in 12 pages to ML&P dated May 13, 1996.

Environmental and safety inspection results and APA's response will not be available from Stone & Webster until after the Effective Date of this Plan. These results are incorporated into Exhibit C by reference, and will be included by mutual consent of the Parties upon receipt from Stone & Webster.


Mr. Moe T. Aslam, P.E.                     May 13, 1996
Chief Engineer
Anchorage Municipal Light & Power                            J.O.No. 05450.07
821 East First Avenue
Anchorage,  AK  99501

TRANSFER OF THE
EKLUTNA HYDROELECTRIC PROJECT
PALMER, ALASKA
ANCHORAGE MUNICIPAL LIGHT AND POWER

Dear Moe:

The following items are suggested for inclusion in your list of major items to be discussed among APA and the Purchasing Utilities:

         o         Survey of Dam and comparison with 1987 Survey

         o         APA's current program for routine inspections of the dam

         o         Rehabilitation of Power Tunnel Adit

         o         Environmental Management Plan

         o List of Physically separated sites to be included in the transfer, together with land and landrights data

         o         List of vehicles and off road equipment to be transferred

         o         Transmission Line Survey

A more comprehensive list of Technical and Miscellaneous Items is attached.

The list of environmental issues, and Health and Safety are prepared by Jim Rogers and the list of Health and Safety issues, prepared by Mike Daniels, Mike Schowen and Sterling Larson will follow.

Best Regards,


/s/  Fred R. Harty, Jr. BJT

Fred R. Harty, Jr.
Task Coordinator

Attachment

FRH:bjt

        TECHNICAL AND MISCELLANEOUS ITEMS NOTED FOR FURTHER CONSIDERATION
                     DURING THE TRANSFER INSPECTIONS FOR THE
                          EKLUTNA HYDROELECTRIC PROJECT

                     (see also the separate lists covering:
                              o Environmental Items
                           o Safety and Health Items)


                                                        APA POSITION                                    TRANSITION TEAM RESOLUTION
Remote Sites

o  Possibilities for relocating or
   discontinuing the use of the Reed
   substation should be considered
   due to the security problem.

o  Ownership of the old Eklutna powerhouse
   should be established with respect
   to the transfer process.


o  At the Palmer  substation,  the  transformer        APA has advised  that MEA
   should be  checked  for  damage  because of the     preformed  a  detailed inspection
   deformed skid.                                      (letter of February 27, 1996)

o  Grounds maintenance should be performed at          APA will remove brush, weeds and logs
   the Repeater Station. Also, the provisions          (letter of February 27, 1996)
   for future snow removal and winter access to the
   MEA substation should be established with respect   Future maintenance to be established
   to the Repeater Station.

Eklutna Dam and Spillway                               APA will remove logs and debris (letter of February 27,
                                                       1996)
o  The area upstream from the spillway is heavily
   encumbered with floating logs and other debris.
   This material should be removed.

51396.ATT - 5/13/96





o  There is an area of subsidence at the               APA will perform the survey (letter of February 27, 1996)
   downstream edge of the dam crest, about two
   thirds of the way between the right abutment
   and the spillway structure.  The subsidence is
   on the order of 2 ft to 3 ft over an area that is
   large enough to make this a gentle depression.
   We were unable to find a notation of the
   condition in previous reports.  A survey of this
   area and institution of a monitoring program is
   suggested.

o  A survey program is also suggested for the road     APA will perform the survey (letter of February 27, 1996)
   that leads from the main road to the right
   abutment.  This survey would determine if
   there is a spot in the road which is lower than
   the crest of the dam.

o  A survey of the various dam monitoring              APA will perform the survey (letter of February 27, 1996)
   monuments should also be made and compared
   with previous measurements.  Other areas of
   interest for a survey are described in the
   detailed report.

o Some means should be provided for removal of water which accumulates in the spillway outlet gate access gallery. There was standing water in this gallery at the time of the inspection.

51396.ATT - 5/13/96




o An area of standing water was noted downstream from the toe of the dam toward the outlet of the spillway channel. This condition was noted in previous reports with the comment that it was not clear whether the wet spot was related to the reservoir or originated downstream. This area should continue to be observed in future inspections, particularly when the area between the two dams is dry.

o  Brush and small trees were noted on the             APA will remove vegetation (letter of February 27, 1996)
   downstream embankment and abutments of the
   dam.  This vegetation should be removed.

Intake Gate Area

o The surface drainage should be improved around the intake gate silo.

o It is suggested that this gate operating system be renovated and updated.

o Cracks noted in the silo concrete at the level of the gate operating system should be monitored to determine if any changes are being experienced.

o The steel items such as ladders, platforms, gate operator and gate operator supports should be cleaned and painted.

51396.ATT - 5/13/96


o It is suggested that the provision of a permanent power supply be considered for this structure.

o   The access road was washed out at the time of      APA has restored the road to its original  condition (letter the site visit. It is suggested that improvements  of February 27, 1996)
    be made to permit uninterruptible vehicle access
    on this road, which serves the intake gate silo    An upgrade has been suggested for consideration by the
    and  the  Anchorage  Water District diversion      Purchasing Utilities
    structure.

Gage House for Reservoir Water Level Monitoring

o The ownership of this gage house should be verified with respect to the project transfer.

o   The identity of the floating cable, noted during   Repaired by USGS (letters of February 27, 1996 and
    the inspection, should be established and any      March 13, 1996)
    necessary remedial action taken.

Adit to the Power  Tunnel                              APA will only patch the holes at the power tunnel
                                                       access  entrance  (letter of February 27, 1996)



o Remedial measures should be taken to restore access to the watertight bulkhead in the adit and to prevent unauthorized entry into this area.

51396.ATT - 5/13/96


Surge Tank

o The area around the surge tank should be monitored for erosion of surface material. Corrective measures should be taken if necessary.

o The inside of the surge tank should be inspected when the opportunity presents itself.

o The free turning operation of the wheels on the wheeled gate should be verified to be sure that they will function under load during an emergency gate closure
    (previous closure operations are understood to have been with no flow).

o   The gate may need painting or other maintenance.   There is no record of when the gate was last painted
                                                       (letter of March 13, 1996)
o   A broken grounding strap needs to be repaired.

o Restrictions related to operation at high lake level should be noted.

Tailrace Channel

o Obstructions caused by the presence of cables sticking up on the embankment roadway should be addressed.

51396.ATT - 5/13/96


o   Confirm or adjust the values of minimum            Levels not confirmed per letter of March 13, 1996
    tailwater level based on project datum:

                  20 ft elev - one unit
                  21 ft elev - two units

    (It has been reported that all project elevations following the 1964 earthquake are 2.6 ft. to 2.9 ft. lower than those shown on the drawings. If sea level forms the basis for tailwater level, the new tailwater, based on project datum, could be higher when affected by high tides)

Powerhouse

o Acceptability of the sump oil separation method should be reviewed.

o   Redesign of the exhaust system should be           APA will replace the batteries with a different type
    considered to avoid the present situation in       (letter of February 27, 1996)
    which the battery room exhaust is ducted
    through the main control panel.  Also, the
    potential for inadvertent passage of oil room
    exhaust into the control room should be
    reviewed.

o Rehabilitation of the butterfly valves should be considered to correct leaking which has been reported to be unfixable through normal seal adjustment.

51396.ATT - 5/13/96


o Greaseless wicket gate bearings should be considered for installation on the turbines.

o   A thin walled  section of cooling  water pipe,     Two sections  have been patched.  APA will correct the last
    noted in the Bureau of Reclamation Inspection      section this year  (letter of February  27,  1996)
    Report, should be replaced.

o The cable trays presently have 1/4 inch asbestos flexboard underneath the cables. Other arrangements should be established so that this asbestos material can be removed.

o   The immobility of the transformers on their        APA will add restraints (letter of February 27, 1996)
    rails should be verified to prevent damaging
    movement in the event of an earthquake.

o   Consideration should be given to more
    conventional distribution methods of supplying power to the Government Camp.

EKLUTNA TO PALMER
TRANSMISSION LINE

o   On Structure 8/7, a broken bell should be          APA will be responding to these issues during the normal
    replaced in the right insulator string             maintenance program (letter of March 13, 1996)

o   On Structure 10/5, two broken bells in the         APA will be responding to these issues during the normal
    center insulator string and one broken             maintenance program (letter of March 13, 1996)
    bell in each of the outside strings should
    be replaced.

51396.ATT - 5/13/96


o   Vibration on the center phase between              APA will be responding to these issues during the normal
    structures 7/1-7/2 should be addressed             maintenance program (letter of March 13, 1996)

o   Remedial measures or changes should be             APA has no plans for any major work in this area
    considered at three areas on the line that         (letter of  February  27,  1996)
    are subject to damage, as described in the
    detailed  report  (avalanche  zone  between 3/7
    and 3/8, old Knik River bridge, and the
    Matanuska River crossing between 9/3 and 10/3)

o   The out of plumb condition of the insulator        APA has no plans for any major work in this area
    strings should be addressed at structures          (letter of February 27, 1996)
    8/7, 8/8, 9/1 and 9/2

o   Excess brush and trees should be removed from      APA has no plans for any major work in this area
    the rights of way as described in the detailed     (letter of February 27, 1996)
    report

o   Structure 10/4 should be made plumb                APA has no plans for any major work in this area
                                                       (letter of February 27, 1996)

TRANSMISSION LINE FROM
EKLUTNA TO ANCHORAGE

o   Deterioration of the cross arm at Structure 18     APA will be responding to these issues under the
    should be addressed                                normal maintenance program (letter of March 13, 1996)

o   Broken bells, as described in the detailed         APA will be responding to these issues under the
    report, should be replaced                         normal maintenance program (letter of March 13, 1996)

51396.ATT - 5/13/96


o   Excess brush and trees should be monitored for     APA will be responding to these issues under the
    timely removal as described in the detailed        normal maintenance program (letter of March 13, 1996)
    report

MISCELLANEOUS                                          APA will provide the original drawings.  You should be
-------------                                          aware that APA presently has a surveying contract under
                                                       way to make an as-built plan of the entire transmission line.
o   Plan and profile of each transmission line



o   Land and Land rights data for:                     This will be compiled as part of transition activities
                                                       (letter of March 13, 1996)

    1. The power plant and associated structures including the tailrace channel

    2. The substations and switchyard

    3. The transmission line rights-of-way and access to the rights-of-way

    4. Other properties to be transferred

o   List of all outstanding contracts and              This has been provided to Tim McConnel (and other purchasers)
    commitments including informal agreements:         as part of transition activities (letter of March 13, 1996)

    For example, it is understood that APA has an understanding that the Fish Hatchery may use some storage areas in the Eklutna warehouse.
    It is also understood that APA sometimes provides road maintenance and snow removal services in the park area. Such agreements and understandings should be listed.

o   List of vehicles and other on road and off road    This will be compiled as part of transition activities
    equipment                                          (letter of March 13, 1996)

o   List of all major items of spare parts and spare   This will be compiled as part of transition activities
    equipment                                          (letter of March 13, 1996)

o   List of physically separated sites that are to     APA is collecting this and will provide this as
    be included in the transfer, such as the power     part of the transition process (letter of March 13, 1996)
    plant itself, the USGS station house, the
    repeaters station, storage yards, transmission
    line and substations.

51396.ATT - 5/13/96


c:\1-Patty\Eklutna\Transpln\Exhibt-D.doc








                                    EXHIBIT D


The Eklutna Asset List comprises:

1.  Eklutna Project Personal Property in 8 pages

2.  Eklutna Property Inventory, Major Equipment, in 7 pages

3.  Eklutna Project Furniture Inventory in 4 Pages


The Eklutna Purchasers Asset Lists of Utility owned items on Eklutna Project sites:

1.  CEA Inventory Letter of May 22, 1996 in 2 pages

2.  MEA Inventory Letter of April 1, 1996 in 2 pages

3.  ML&P Inventory Letter of April 24, 1996 in 2 pages

                                            TOTAL PAGES       25


Item                                                                                                              APA
Number    Item Description                                   Serial No.          QTY      Location      Condition Number
    1     1966 Allis Chalmers Dozer                                6606          1 ea     Warehouse       Fair    8410.6
    2     1993 John Deere Dozer                                T045OGF795714     1 ea     Warehouse       Good     382
    3     1994 Ford Dump Truck                               IFDXK84EXRVA26419   1 ea     Warehouse       Good    48761
    4     1962 Studebaker Dump Truck                               7E40A         1 ea     Warehouse       Fair    48766
    5     1960 2-1/2 Ton Boom Truck                               140285         1 ea     Warehouse       Fair    48768
    6     1957 Caterpillar Motor Grader                           8T21663        1 ea     Warehouse       Fair    48769
    7     1987 Ford 555B Backhoe                                  C771016        1 ea     Warehouse       Good      23
    8     Thiokol Rangemaster                                     67B9370        1 ea        Yard         Fair   5122.1A
    9     1988 Jeep Cherokee                                 IJCML77IOJTI57056   1 ea       Garage        Good    48777
   10     1989 Chevy Pickup                                  2GCEK2ZXKI 194266   1 ea    Power Plant      Good    48762
   11     1988 Chevy Pickup                                  IGCDK14H4JE124133   1 ea    Power Plant      Good    48776
   12     1994 Chevy Pickup                                  IGCEK14H2PE224566   1 ea    Power Plant      Good    48770
   13     1994 Chevy I -Ton/Snow Plow                        IGDHK34K9PE563972   1 ea       Garage        Good    48758
   14     1985 Dodge Pickup                                  IB7HW14HXFS657165   1 ea     Warehouse       Fair    48765
   15     1984 Dodge Line Truck                              187KW34W2ES311402   1 ea     Warehouse       Fair    48767
   16     Stihl Chainsaw                                         227850872       1 ea     Warehouse       Good     331
   17     Stihl Chainsaw                                         227850894       1 ea     Warehouse       Good     332
   18     Stihl Chainsaw                                         227850861       1 ea     Warehouse       Good     330
   19     Stihl Chainsaw                                         227850901       1 ea     Warehouse       Good     333
   20     Homelite Chainsaw                                      8LI4907AI       1 ea     Warehouse       Fair     116
   21     Homelite Chainsaw                                      HK2230297       1 ea     Warehouse       Fair     117
   22     Homelite Chainsaw                                      HK2190954       1 ea     Warehouse       Fair     118
   23     Homelite Chainsaw                                      7E2772322       1 ea     Warehouse       Fair   6625.27
   24     Onan-Generator                                         25C815072       1 ea     Warehouse       Fair    3375.9
   25     Onan Generator                                          3375.8         1 ea     Warehouse       Fair    3375.8
   26     Johnson Outboard Motor                                  1188798        1 ea     Warehouse       Fair    5055.1
   27     Lawn Mower - Wheeler                                    228270         1 ea     Warehouse       Good      7
   28     Lawn Mower - Toro                                        T 236         1 ea     Warehouse       Fair     N/A
   29     Riding Lawn Mower - Sears                                3264          1 ea       Garage        Fair    4445.5
   30     Lawn Rake                                                60102         1 ea     Warehouse       Poor    945.1
   31     Water Pump                                              1456266        1 ea     Warehouse       Fair    5940.4
   32     Hydraulic Line Press                                    75L2286        1 ea     Warehouse       Fair    5770.1
   33     Hydraulic Pump                                          2718809        1 ea     Warehouse       Fair     N/A
   34     Snow Blower - MTD                                     3146IOE000       1 ea     Warehouse       Good     381
   35     Homelite Weed Eater                                    HJ3350430       1 ea     Warehouse       Good     112
   36     Lincoln Welder/Generator                                3451173        1 ea     Warehouse       Fair   8920.2B
   37     Thiokol Range Master                                                   1 ea        Yard         Fair     N/A
   38     Capstan Hoist                                           280097         1 ea     Warehouse       Fair   3850.17
   39     1985 Wisconsin Tilting Trailer                     IW91SC205F1008162   1 ea        Yard         Good     N/A
   40     Shaper Cincinnati                                                      1 ea    Machine Shop     Good     N/A
   41     Turret Milling Machine                                1011 505367      1 ea    Machine Shop     Good     N/A
   42     Lathe Model #957                                                       1 ea    Machine Shop     Good     N/A
   43     Metal Cutting Band Saw Model 8C-W                       6540581        1 ea    Machine Shop     Good     N/A
   44     Bench Grinder Model #508                                 1338          1 ea    Machine Shop     Good    3490.1
   45     Lincoln Welder                                          A320510        1 ea    Machine Shop     Good    8920.2
   46     Pipe threader (Ridgid)                                  396385         1 ea    Machine Shop     Good      14
   47     Black & Decker 10" Bench Saw                                           1 ea    Machine Shop     Good     N/A
   48     Hinsey Bench Grinder                                    210422         1 ea    Machine Shop     Fair     N/A
   49     14" Chop Saw                                          110037 9309      1 ea    Machine Shop     Good     N/A
   50     Cincinnati Drill Press                                                 1 ea    Machine Shop     Good     N/A
   51     LeBlond 10' Lathe                                                      1 ea    Machine Shop     Good     N/A
   52     Manley Hand Press                                                      1 ea    Machine Shop     Good     N/A
   53     Miller CP-300 Welder                                                   1 ea    Machine Shop     Good     N/A
   54     HotPoint Clothes Dryer                                                 1 ea    Machine Shop     Fair     N/A
   55     Norge Clothes Washer                                                   1 ea    Machine Shop     Fair    8865.2
   56     Kleen-Flo Parts Washer                                  606284         1 ea    Machine Shop     Good     N/A
   57     Pyrotronics Fire Alarm System System 3                                 1 ea    Machine Shop     Good     N/A
   58     Radionics Security Alarm System                                        1 ea    Machine Shop     Good     N/A
   59     HomeMade Sand Blaster                                                  1 ea    Machine Shop     Good     N/A
   60     National Champion Oil Furnace                           541920         1 ea    Machine Shop     Fair      21
   61     PMG Bearing Puller                                                     1 ea    Machine Shop     Fair     N/A
   62     Jet Pump Profile for turning jet pump nozzles                          1 ea    Machine Shop     Fair     N/A
   63     Oxygen & Acetylene Bottles, Torch & Cart                               1 ea    Machine Shop     Good     N/A
   64     Vacuum Pump & Motor                                                    1 ea    Machine Shop     Good     N/A
   65     2200 lb Portable Crane Hoist (OTC)                                     1 ea  Generator Floor    Good     N/A
   66     Puller                                                   22007         1 ea  Second Level Floor Good     N/A
   67     23 lb Weights for Tightwire readings                                   4 ea  Second Level Floor Fair     N/A
   68     Portable Oil Press Pump, Oil Filtering System                          1 ea      Oil Room       Good     N/A
   69     Aluminum Ladder for Draft Tube                                         1 ea    Third Level      Good     N/A
   70     Wicket Gate Stans                                                      1 ea    Third Level      Fair     N/A
   71     30 for Hvd Jack                                          47353         6 ea    Third Level      Fair    5770.3
   72     10 to Track Jack                                                       2 ea    Third Level      Fair     N/A
   73     Screw Jacks                                                            3 ea    Third Level      Fair     N/A
   74     60 ton Portable Hyd 3-in stroke                                        1 ea    Third Level      Good     N/A
   75     10,000 Pst Air Hyd Pump                                                1 ea    Third Level      Good     N/A
   76     20 ton Portable Hyd Ram 1-3/4 in stroke                                1 ea    Third Level      Good     N/A
   77     20 ton Portable Hyd Ram 3 in stroke                                    1 ea    Third Level      Good     N/A
   78     Hand Portapower Pump                                                   1 ea    Third Level      Good     N/A
   79     Portable Oil Furnace with Day Tank                                     1 ea    Third Level      Fair     N/A
   80     Assorted Hand Tools                                                    1 ea  Machine Shop OfficeFair     N/A
   81     Hand Tools                                                             1 ea    Machine Shop     Fair     N/A
   82     Assorted Slings, Cables, Eye Bolts, Metric Wrenches, S Hook                  Generator Floor    Good     N/A
   83     Deck Hatch Eyebolts, Shackles                                                Generator Floor    Good     N/A
   84     Push Button Cord for Stop Log Hoist                                          Generator Floor    Good     N/A
   85     Snugging Wrenches 1" drive sockets                                             Second Level     Fair     N/A
   86     Assorted Spanner Wrenches, Lifting Eye Bolt, Open End Wren                     Second Level     Fair     N/A
   87     Hatch Lifting Eye Bolt                                                         Second Level     Good     N/A
   88     Assorted Allen Wrenches, Open-end Wrenches                                     Second Level     Fair     N/A
   89     Spare Parts: Gov Lube Pump & PMG's                                             Second Level     Good     N/A
   90     Spare Parts: Flyball Prerun Tester                                             Second Level     Good     N/A
   91     lnnertube for Butterfly Valve                                                  Second Level     Fair     N/A
   92     Turbine Nut Remover for Porta-Power                                            Second Level     Fair     N/A
   93     Turbine Nut Spanner Wrench, Manhole Door Wrench                                Third Level      Fair     N/A
   94     1 in electric Impact Wrench                                            1 ea    Third Level      Good     N/A
   95     120V AC to 12V DC Light Transformer w/Drop Light                       1 ea    Third Level      Good     N/A
   96     449 V electric heater                                                  1 ea    Third Level      Fair     N/A
   97     Generator Rotor Floor-mount with Bolts                                 1 ea    Third Level      Good     N/A
   98     Generator Rotor Lifting Device                                         1 ea    Third Level      Good     N/A
   99     Runner Shaft Lifting Device                                            1 ea    Third Level      Good     N/A
   100    Floor-mount Hyd Press Rotors                                           1 ea    Third Level      Fair     N/A
   101    Partial Spools ACSR                                                    8 ea     Warehouse       Good     N/A
   102    Full Spools ACSR                                                       3 ea     Warehouse       Good     N/A
   103    X Braces                                                              25 ea     Warehouse       Used     N/A
   104    1O" Suspension Insulators                                             500 ea    Warehouse       Used     N/A
   105    7 1/2" Phase Hangers                                                  21 ea     Warehouse       Used     N/A
   106    8" Phase Hangers                                                      64 ea     Warehouse       Used     N/A
   107    9 1/2" Phase Hangers                                                  117 ea    Warehouse       Used     N/A
   108    11" Phase Hangers                                                     21 ea     Warehouse       Used     N/A
   109    1O' Cross Arms                                                         2 ea     Warehouse       Used     N/A
   110    25'Cross Arms                                                          6 ea     Warehouse       Good     N/A
   111    Boxes Pole Toppers                                                    11 ea     Warehouse       Good     N/A
   112    Boxes Aluminum Armor Rod                                               5 ea     Warehouse       Good     N/A
   113    Box Guy Guards                                                         1 ea     Warehouse       Good     N/A
   114    Boxes Crossplates Anchors                                              2 ea     Warehouse       Good     N/A
   115    Guy Anchor Rods                                                       24 ea     Warehouse       Good     N/A
   116    Vibration Dampers                                                     15 ea     Warehouse       Used     N/A
   117    3 Bolt Guy Clamps                                                     120 ea    Warehouse       Used     N/A
   118    4 Bolt Guy Clamps                                                     45 ea     Warehouse       Used     N/A
   119    3/4" X 2 1/2" Cone Head Bolts                                         100 ea    Warehouse       Used     N/A
   120    Miscellaneous Lag Bolts                                               75 ea     Warehouse       Used     N/A
   121    Square Washers 5/8' Hole                                              600 ea    Warehouse       Used     N/A
   122    Square Washers 1/2" Hole                                              350 ea    Warehouse       Used     N/A
   123    3" X 3" Curved Washers                                                25 ea     Warehouse       Used     N/A
   124    1/2" Lock Washers                                                     100 ea    Warehouse       Used     N/A
   125    5/8" Lock Washers                                                     300 ea    Warehouse       Used     N/A
   126    3/4" Lock Washers                                                     75 ea     Warehouse       Used     N/A
   127    7/8" Lock Washers                                                     150 ea    Warehouse       Used     N/A
   128    5/8" Hex Palnuts                                                      150 ea    Warehouse       Used     N/A
   129    1/2" Sqaure Lock Nuts                                                 75 ea     Warehouse       Used     N/A
   130    5/8" Square Lock Nuts                                                 250 ea    Warehouse       Used     N/A
   131    3/4" Square Lock Nuts                                                 200 ea    Warehouse       Used     N/A
   132    7/8" Square Lock Nuts                                                 25 ea     Warehouse       Used     N/A
   133    1/2" Square Nuts                                                      75 ea     Warehouse       Used     N/A
   134    5/8" Square Nuts                                                      250 ea    Warehouse       Used     N/A
   135    3/4" Square Nuts                                                      200 ea    Warehouse       Used     N/A
   136    7/8" Square Nuts                                                      100 ea    Warehouse       Used     N/A
   137    7/8" Square Nuts                                                      100 ea    Warehouse       Used     N/A
   138    2" X 5/8" Bolts                                                       50 ea     Warehouse       Used     N/A
   139    6" X 5/8" Bolts                                                       300 ea    Warehouse       Used     N/A
   140    13" X 7/8" Boks                                                       80 ea     Warehouse       Used     N/A
   141    11" X 5/8" Bolts                                                      18 ea     Warehouse       Used     N/A
   142    13" X 7/8" Bolts                                                      36 ea     Warehouse       Used     N/A
   143    Serving Sleeves                                                       150 ea    Warehouse       Used     N/A
   144    Deadend Straps                                                        48 ea     Warehouse       Used     N/A
   145    4 Section Pole Band Assemblies                                        12 ea     Warehouse       Used     N/A
   146    3 Section Pole Band Assemblies                                        22 ea     Warehouse       Used     N/A
   147    9" Extension Links                                                    45 ea     Warehouse       Used     N/A
   148    3""U"Bolts                                                            60 ea     Warehouse       Used     N/A
   149    Extended Parallel Groove Clamps                                       22 ea     Warehouse       Used     N/A
   150    Offset Guy Clamps                                                      6 ea     Warehouse       Used     N/A
   151    3" X 10" Extension Links                                              90 ea     Warehouse       Used     N/A
   152    Aluminum ACSR "T" Connectors                                          10 ea     Warehouse       Used     N/A
   163    5" Chain Shackles                                                      4 ea     Warehouse       Used     N/A
   154    Ball Eyes - Round                                                     4 ea.     Warehouse       Used     N/A
   155    Hot Line Strain Clamps - Steel                                         2 ea     Warehouse       Used     N/A
   156    Yoke sets - double Strain                                              2 ea     Warehouse       Used     N/A
   157    3" Galvanized Staples                                                  I bx     Warehouse       Used     N/A
   158    15" X 7/8" Bolts                                                      98 ea     Warehouse       Used     N/A
   159    17" X 7/8" Bolts                                                      38 ea     Warehouse       Used     N/A
   160    21" X 7/8" Threaded Rod                                               44 ea     Warehouse       Used     N/A
   161    7" X 7/8" Threaded Rod                                                32 ea     Warehouse       Used     N/A
   162    9" X 3/4" Threaded Rod                                                10 ea     Warehouse       Used     N/A
   163    9" X 7/8" Threaded Rod                                                10 ea     Warehouse       Used     N/A
   164    9" X 1/2" Double Arming Bolts                                         64 ea     Warehouse       Used     N/A
   165    ACSR Spices                                                           69 ea     Warehouse       Good     N/A
   166    Suspension Clamps                                                     80 ea     Warehouse       Used     NIA
   167    Ball Hooks                                                            50 ea     Warehouse       Used     N/A
   168    Ball Clevises                                                         14 ea     Warehouse       Used     N/A
   169    Oval Ball Eyes                                                        50 ea     Warehouse       Used     N/A
   170    Socket Eyes                                                           200 ea    Warehouse       Used     N/A
   171    Twisted Shackles                                                      100 ea    Warehouse       Used     N/A
   172    "Y" Clevis Eyes                                                        3 ea     Warehouse       Used     N/A
   173    Turn Buckles                                                           8 ea     Warehouse       Used     N/A
   174    Rod Ground Clamps                                                     10 ea     Warehouse       Used     N/A
   175    Straight Line Strain Clamps - Aluminum                                 5 ea     Warehouse       Used     N/A
   176    Guy Hooks                                                             32 ea     Warehouse       Used     N/A
   177    Cross Arm Plates                                                      180 ea    Warehouse       Used     N/A
   178    Monitor, TV 19"                                       T6GOI 1789       1 ea       Office        Good      4
   179    Recorder, VCR                                          B6500616        1 ea       Office        Good      5
   180    Monitor, Service                                         2787          1 ea     Warehouse       Good      9
   181    Weedeater                                                1216          1 ea     Warehouse       Good      8
   182    Crane, Mobile Lifting                                 0612POO017       1 ea     Warehouse       Good     102
   183    Video Cam 8MM                                           215700         1 ea       Office        Good     303
   184    Microwave Oven                                                         1 ea       Office        Good     305
   185    Radio Transceiver Portable                              251581         1 ea       Office        Good     321
   186    Radio Transceiver Portable                              251733         1 ea       Office        Good     322
   187    Radio Transceiver Portable                              251730         1 ea       Office        Good     323
   188    Radio Transceiver Portable                              251732         1 ea       Office        Good     324
   189    Radio Mobile w/charger                                  C17002         1 ea       Office        Good     325
   190    Radio Mobile w/charger                                  C20041         1 ea       Office        Good     326
   191    Radio Mobile w/charger                                  C3 034         1 ea       Office        Good     327
   192    Radio Hand Held Portable w/charger                 EPU 4142A 223931    1 ea       Office        Good     335
   193    Radio Hand Held Portable                           EPU-4142A-225904    1 ea       Office        Good     336
   194    Canon Telefax                                          WBLO9376        1 ea       Office        Good     338
   195    Copier, Monroe Office Copier                                           1 ea       Office        Good     383
   196    Binoculars                                                             1 ea       Office        Good    560.5
   197    Blueprint Machine                                        7394          1 ea       Garage        Good    680.2
   198    Camera 35 MM                                                           1 ea       Office        Good    1155.2
   199    Freezer, Upright                                                       1 ea       Office        Good    2800.4
   200    Freezer, Chest                                     42MO551WW-1053528   1 ea       Office        Good     3260
   201    Radio Transceiver, Walki-Talkie                        738160847       1 ea       Office        Good   6036.36
   202    Radio Transceiver, Walki-Talkie                        738161047       1 ea                     Good   6036.38
   203    Radio, Transceiver, Walki-Talkie                       841377501       1 ea                     Good   6036.47
   204    Radio, Transceiver, Walki-Talkie                       843225402       1 ea                     Good   6036.48
   205    Table Radial-Arm Saw                                    107112         1 ea                     Good   6625.14
   206    Table Saw                                             KSSSFN-349       1 ea                     Good   6625.23
   207    Chain Saw                                              200530067       1 ea     Warehouse       Good   6625.25
   208    Chain Saw                                              35431879        1 ea     Warehouse       Good   6625.26A
   209    BandSaw                                                  80754         1 ea     Warehouse       Good   6625.29
   210    Trlr Diesel Tank                                       AV-255119       1 ea                     Good    8450.8
   211    Welder & Generator Combo                               AC-225-S        1 ea     Warehouse              8920.3A
   212    Welder High Frequency                                    8326          1 ea     Warehouse       Good    8920.6
   213    Wrench, Electric Impact                                ASL 13941       1 ea     Warehouse       Good    89902
   214
   215
   216

                           EKLUTNA PROPERTY INVENTORY




TRANSFORMER ROOM

2-EA POWER TRANSFORMERS

         - Tierney Electrical Manufacturing Co.
         - Enclosure Type-1
         - KVA - 300
         - PH=3
         - H2 - 60
         - Pri.   Volts -           7200
         - Sec.   Volts - 408/277
         - Ser.   # 188-6  (SS Buss #2)
         - Ser.   # 188-5  (SS Buss #1)


2-EA STATION SERVICE DISCONNECT

         - Elseco Switchgear Electric Service Engineering Co.
         - DS 115 & DS 215


2-EA SINGLE-PHASE TRANSFORMER (Lightening)

         - 60 cy 50 KVA
         - Volts 480 to 120/240
         - Class A-A
         - Type DB
         - Ser.  #63033 (KCD)
         - Ser.  #63034 (KCC)


4-EA AIR CURRENT BREAKER

         - GE
         - Type AM - 13.8-250-1
         - KV - 13. 8
         - Amps - 2000
         - Interrupting KVA - 22,000
         - Ser. #376A355-25-4 (112)
         - Ser. #376A355-25-1 (212)

         - Ser. #376A355-25-5 (118)
         - Ser. #376A355-25-3 (218)



GENERATOR ROOM

2-EA SUMP PUMP MOTOR

         - GE
         - Model 5K324XA11A
         - H.P. 7.5 - Nema Class B - Type K - Code G - Frame - 324PH - 60 cy-3 PH - Volts - 220/440
         - FL Speed @ 60 cy - 1160
         - FL AmP @ 60 cy - 21.1/10.6
         - SER. # RHJ6877121 (#1)
         - SER. # SSSFJ6793973

2 -EA TRANSFORMER

         - GE - Dry Type - Indoor - 3-phase - 60 Hz - Class AA
         - Model # 9T26G3106
         - kVA - 200
         - Hv - 6900
         - LV - 260
         - SER. # DX

2-EA REGULATOR

         - GE
         - 1C-7932
         - CAT    - O55O2XO798701
         - Elem   - 228B9856
         - ASM             - 228B9864
         - Outl. - 228B9852

2-EA GENERATOR

1-EA OVERHEAD CRANE

         - Ederer
         - 40-ton


 BATTERY ROOM

1 -EA UPS

         - Best Power Systems

1-EA EXTERNAL BYPASS SW

         - Best
         - BYE1OO-MBB-1
         - Volts - 277
         - Cont. AMPS - 80
         - Max Amps - 100
         - 1 Ph 60 Hz

2-EA AIR COMP. MOTOR

         - Peerless electric Co.
         - 15 HP
         - 1450/1750 RPM
         - 40(degree)C
         - 3 pH
         - 208-220/440 Volts
         - 50/60 Cy
         - 38/19 Amps
         - Frame - P326
         - SER. #LD11287 (#2)
         - SER. #LD12306 (#2)

2 EA BATTERY CHARGER

         -Exide -Model SCRF 130-3-100L -Input volts - 480 AC -Input Amps-28 -pH 3 60 Hz -DC Amps 100 DC Volts 130

         -Cell No. 60
         -Type Cell - Lead
         -(A) SER. # 85256-1/7150-1 MG
         -(B) SER. # 85256-1/7150-2 MG

60-EA BATTERIES

         - Exide
         - Norm.Cap. - 320 Amp HR
         - CAT # 74431

1 -EA WATER STILL

         -Barnstead
         -SER. # 54839
         -PH 1
         -Volts 110
         -Amps 12
         -Watts 1300
         -60 Cy
         -Cap. Gal./Hr - 1/2
         -Mfg. Cat. No. EL 1/2

 OIL ROOM

 l-EA OIL PUMP MOTOR

         -GE
         -Model SK225D70
         -HP 3
         -Type K
         -Code J
         -Fr. 225
         -PH 3
         -Volts 220/440
         -60 Cy
         -FL Amps 8.45/4.23
         -FL Speed 1725
         -#ZK17054

 GOVERNOR CABINET

2-EA INDUCTION MOTOR

         - Fairbank Morse
         - 10 HP
         - 3 PH
         - 60 Cy - 220/440  Volts - 28/14 Amps - S.F. 1.15 - Code G - Type QZK-
         FR RS326 - # F208018 (U-1) - # F208019 (U-2)

TURBINE ROOM

2-EA AC LUBE OIL PUMP MOTOR

         -BROWN & SHARPE MFG. CO.
         -3 PH 60 cy
         -Type PA
         -FR: H56SP
         -HP 1/2
         -Volts - 208-220/440
         -Amps - l.6/.8
         - RPM    - 1725/1425
         - SER. # CZ4726 (U-1)
         - SER. # AS9225 (U-2)
         - SER.   # AS9213 (Spare)


 2-EA DC LUBE OIL PUMP MOTOR

         - Brown & Sharpe Mfg . Co.
         - Type - DM
         - FR: HJ6SSP
         - HP- 112
         - Volts 125
         - AMPS 4.1
         - RPM 1725
         - SER. # AW2985 (U-2)
         - SER. # AW2986 (U-1)
         - SER. # DP5299 (Spare)

2-EA GROUNDING TRANSFORMER

 JET PUMP ROOM

2-EA LIMITORQUE

         - Limitorque Corp.
         - SMC - 041
         - Order # 10967501
         - Duty - 5 min.
         -SER. # M058356 (U-2)
         -SER. # M058357 (U-1)

2-EA DC MOTOR - RELIANCE

         -Type - T
         -HP - 33 -Arm. volts - 125 -AMPS - 3.6 -Field volts - 125 - AMP - .4-FR - FY56 - RPM - 1900 - Duty - 5 min
         - ID # W7800783M-RN (U-1)
         - ID # W7800783M-RN (U-2)

WATER ROOM

1-EA FIRE WATER PUMP MOTOR

         - Fairbanks Morse
         - HP 30 - 3-ph - 60 cy
         - RPM - 3505 - Volts -  220/440 - AMPS - 72/36 - sf - l.l5 - Code - F-
         Type - Q2K - FR - RW3645 - SER. # F230825

 CONTROL ROOM

3-EA AIR CIRCUIT BREAKER

          -Roller-Smith

         - Type   - RS25A
         - Volts           - 600
         - 60 Cy
         - Frame - 600 AMPS
         - Int. AMP - 25,000
         - Overload AMP - 400 AMP
         - SER. # 39165 Al (022)
         - SER. # 39165 A2 (033)
         - SER. # 39165 B1 (012)

BUTTERFLY CONTROL CABINETS

2-EA PUMP MOTOR

         - Reliance Electric
         - Type - ML
         - FR - 284
         - HP - 5
         - RMP - 1200
         - Volts           - 230/460
         - AMPS - 26/8
         - SER. # 85707 (U-2)
         - SER. # 8S706 (U-1)

TURBINE ROOM

2-EA JACKING PUMP MOTOR

         - Oerlikon
         - RPM - 645
         - Volts - 460
         - HP - 1.8
         - 3 PH
         - SER. # 878000L01.2 (U-2)
         - SER. # 878000L01.l (U-1)

SWITCHYARD

2-EA TRANSFORMERS

         - Hevi-Duty Electric - KVA 20000 - Class 0A - Rise 65(degree)C - KVA 25000 Class FA - Rise 65(degree)C - HVV - 115000 GRD Y - LV - 6600 DELTA

         -3 PH
         -Impedance 10.74 cy at 20000 kVA
         -YR. of MFG - 1995
         - SER. # GM 931037 (KW2A)
         - SER. # GM 931036 (KW1A)

MACHINE SHOP

l-EA TRANSFORMER

         - Dry Type
         - 3 PH - High Voltage - 480 - Low Voltage - 208y/l20 - 60 Hz - CRT #223-3234
         - kVA - 75
         - SER. # J8201-A

ROOF

2-EA POWER CIRCUIT BREAKERS

         - ABB - Type - 121 PA 40-12B - Max Volts - 121 kV - Short Circuit Current - 40KA - Freq - 60 Hz - Cont. Current - 1200 AMPS - Interrupting Time - 3 cy - SER. # 000901-02 (462) - SER. # 000901-01
         (362)



Item                                                                                                                        APA
Number      Item Description                        Serial No.        QTY       Location                        Condition   Number
-----------------------------------------------------------------------------------------------------------------------------------
     1      Metal Desks                                               2 ea            Bob's Office              Fair        N/A
     2      Chairs                                                    3 ea            Bob's Office              Worn        N/A
     3      Van Seat                                                  1 ea            Bob's Office               N/A        N/A
     4      File Cabinet                                              1 ea            Bob's Office              Fair        N/A
     5      Metal Desks                                               2 ea            Bill's Office             Fair        N/A
     6      Storage Cabinets                                          1 ea            Bill's Office             Fair        N/A
     7      Tables                                                    2 ea            Control Room              Good        N/A
     8      Chairs                                                    2 ea            Control Room              Good        N/A
     9      Metal Desk                                                1 ea            Control Room              Good        N/A
    10      File Cabinet                                              2 ea            Control Room              Fair        N/A
    11      Storage Cabinet                                           1 ea            Control Room              Fair        N/A
    12      Storage Cabinet                                           3 ea          Transformer Room            Fair        N/A
    13      File Cabinet                                              5 ea          Transformer Room            Fair        N/A
    14      Shelf Units                                               4 ea          Transformer Room            Fair        N/A
    15      Blueprint Storage Cabinets                                5 ea          Transformer Room            Fair        N/A
    16      Tables                                                    2 ea          Transformer Room            Fair        N/A
    17      Roll-out Storage Unit                                     1 ea          Transformer Room            Fair        N/A
    18      Metal Desk                                                1 ea          Transformer Room            Fair        N/A
    19      Blueprint Storage Rack                                    1 ea          Transformer Room            Good        N/A
    20      Stool                                                     1 ea          Transformer Room            Fair        N/A
    21      Roll-out Stand                                            1 ea          Transformer Room            Fair        N/A
    22      Shelving Units                                            2 ea         Powerhouse Basement          Fair        N/A
    23      Chair                                                     1 ea      Powerhouse Governor Level       Fair        N/A
    24      Work Bench                                                1 ea      Powerhouse Governor Level       Poor        N/A
    25      Storage Cabinet                                           1 ea      Powerhouse Governor Level       Fair        N/A
    26      Shelf Unit                                                1 ea      Powerhouse Governor Level       Fair        N/A
    27      Locker                                                    1 ea      Powerhouse Governor Level       Fair        N/A
    28      Locker                                                    14 ea        Powerhouse High Bay          Fair        N/A
    29      Storage Cabinet                                           1 ea         Powerhouse High Bay          Fair        N/A
    30      Display Cabinet                                           1 ea              Vestibule               Good        N/A
    31      Work Bench                                                1 ea            Machine Shop              Poor        N/A
    32      Multiple Drawer Storage                                   4 ea            Machine Shop              Fair        N/A
    33      Storage Cabinets                                          4 ea            Machine Shop              Fair        N/A
    34      Storage Bins                                              1 ea            Machine Shop              Fair        N/A
    35      Flammable Storage Cabinets                                2 ea            Machine Shop              Good        N/A
    36      File Cabinets                                             13 ea              Office                 Good        N/A
    37      Storage Cabinets                                          2 ea               Office                 Good        N/A
    38      Blueprint Storage Cabinets                                10 ea              Office                 Good        N/A
    39      Bookcases                                                 9 ea               Office                 Good        N/A
    40      Roll-out Shelf Unit                                       1 ea               Office                 Good        N/A
    41      Tables                                                    9 ea               Office                 Good        N/A
    42      Metal Desks                                               3 ea               Office                 Good        N/A
    43      Crendenza                                                 1 ea               Office                 Good        N/A
    44      Telephone tables                                          2 ea               Office                 Fair        N/A
    45      Television Stand                                          1 ea               Office                 Good        N/A
    46      Computer Center                                           1 ea               Office                 Good        N/A
    47      Shelf Unit                                                1 ea               Office                 Good        N/A
    48      Work Bench                                                1 ea               Office                 Poor        N/A
    49      Stool                                                     1 ea               Office                 Fair        N/A
    50      Step Stool                                                1 ea               Office                 Fair        N/A
    51      Safe                                                      1 ea               Office                 Fair        N/A
    52      Chairs                                                    14 ea              Office                 Fair        N/A
    53      Metal Desk                                                1 ea               Garage                 Fair        N/A
    54      Bookcases                                                 1 ea               Garage                 Fair        N/A
    55      Chair                                                     1 ea               Garage                 Fair        N/A
    56      Fie Cabinet                                               1 ea               Garage                 Fair        N/A
    57      Flammable Storage Cabinet                                 1 ea               Garage                 Good        N/A
    58      Work Bench                                                1 ea               Garage                 Poor        N/A
    59      Multiple Drawer Storage Cabinet                           3 ea               Garage                 Fair        N/A
    60      Shelving Units                                            4 ea               Garage                 Fair        N/A
    61      Storage Cabinet                                           1 ea               Garage                 Fair        N/A
    62      Metal Shelving Units                                      60 ea             Warehouse               Fair        N/A
    63      Metal circular Shelf Bin                                  1 ea              Warehouse               Fair        N/A
    64      Storage Cabinet                                           1 ea              Warehouse               Fair        N/A
    65      Flammable Storage Cabinet                                 2 ea              Warehouse               Fair        N/A
    66      Tables                                                    4 ea              Warehouse               Fair        N/A
    67      Drafting Tables                                           2 ea              Warehouse               Fair        N/A
    66      File Cabinet                                              1 ea              Warehouse               Good        N/A
    69      Chairs                                                    3 ea              Warehouse               Fair        N/A
    70      Metal Desks                                               1 ea              Warehouse               Fair        N/A
    71      Wood Storage Bin Unit                                     2 ea              Warehouse               Fair        N/A
    72                                                                                                                      N/A
    73      Zenith 386-25 Computer                   ZBV-3629-GK      1 ea               Office                 Good        83
    74      IBM 286 Computer                            5170          1 ea              Warehouse               Poor        N/A
    75      ADS 486 DX66                             9405133001       1 ea               Office                 Good        339
    76      IBM 8088                                    5150          1 ea              Warehouse               Good        310
    77      Zenith 386- Lap Top                      ZTC3034-MO       1 ea               Office                 Good        N/A
    78      COMPUADD 386                               516403         1 ea               Office                 Good        254
    79      Zenith ZCM-1490-Z                       941NCO368NOM      1 ea              Warehouse               Good        N/A
    80      Zenith ZCM- I 490-Z                     944ND0164NOM      1 ea              Warehouse               Good        N/A
    81      ADS RE 1450                             US9405133002      1 ea               Office                 Good        N/A
    82      IBM                                        478117         1 ea              Warehouse               Good        N/A
    83      Okidata 93 DM Printer                     10333294        1 ea               Office                 Good        311
    84      Epson FX1050 Printer                     OE11020765       1 ea              Warehouse               Good        N/A
    85      Citizen Premier 35 Printer                6XI25215        1 ea              Warehouse               Good        308
    86      HP LazerJet IIIP                         FANB327377       1 ea               Office                 Good        179


The  following  is an  inventory of Chugach  owned  equipment  at the  Anchorage
Substation:

-        One (1) 115kV circuit breaker, Westinghouse
         Breaker #2400

- Four (4) 115kV capacitor voltage transformers, Trench Electric Each transformer is mounted on a steel support structure
         CEA #'s           PT 125
                           PT 126
                           PT 127
                           PT 128

-        Two (2) 115kV disconnect switches, Royal/Powerdyne
         Mounted on wood pole structure
         Switch #'s S2901 and S2801

-        Three guyed poles terminating 115kV line from University Substation

-        Three guyed poles terminating 115kV line from Eklutna Power Plant

-        Satellite receiver antenna, Truetime
         Mounted on wood pole adjacent control building

The following equipment is located inside the control building:

-        One (1) RTU cabinet

-        One (1) slip-link cabinet

- One (1) Relay panel containing relays, switches, meters, and satellite clock receiver Relay panel designation: "CEA 115kV Line to University"

-        One (1) AC distribution panel and meterbase with meter
         Panel designation:  Panel DHD

Chugach also owns the following equipment at the Eklutna Generation Plant:

- One (1) Harris-Westronic D-20 SCADA Remote Terminal Unit (RTU) and a slip link cabinet mounted on the adjacent wall. This equipment is located downstairs below the control room in approximate vicinity of the State of Alaska microwave equipment.




Sincerely,                                              Concur:


/s/ Jim K. Topolski
Jim K. Topolski                                       /s/ Michael V. Dillon
Manager, Land Services                                    Michael V. Dillon
                                                          General Foreman, APA

                                                                  April 1, 1996


Mr. Jim Hall, Projects Manager
P.O. Box 2929
Palmer, AK 99645

Dear Jim:

The following is the result of our area inventory on March 28, 1996:

On this date Jim Hall, Matanuska Electric Association (MEA) and Michael V. Dillon, Alaska Power Administration (APA) toured the listed facilities. Ownership of various equipment at these facilities was established and mutually agreed upon. In some cases it is better to indicate by exception the equipment owned by one or the other organization.

PALMER SUBSTATION

All APA owned except:                                        Breaker B627 - MEA
                                         Station Service Transformer 3237 - MEA

DOW TAP

Disconnect Switch #365 - APA
Disconnect Switch #371 - MEA

EKLUTNA POWER PLANT

All APA except:                                                       RTU - MEA
                          4 ea 833 kVA Single Phase 6600-7200 Transformers- MEA
                                                 3 installed (Camp Line) -  MEA
                                                                  1 Spare - MEA

REED SUBSTATION

All MEA except:                                       High Side Dead End  - APA
                                                              781 Disc SW - APA
                                                               760 GND SW - APA
                                                             115 kV Fuses - APA
                                                       Property and fence - APA

PIPPLE TAP

MEA - RTU house and all contents including the DC supply for the switch motor operators

                  Take Off Structure

APA -             561 Disc SW
                  560 GND SW
                  571 Disc SW
                  570 GND SW
                  Motor Operators for 561 and 571
                  Dead End Structures
                  Property and fence

BRIGGS TAP

All MEA except:                           1271 Disc SW less motor operator- APA
                                               1261 Disc SW manual Op only- APA
                                                        Property and fence- APA

CEA:                                                    Power Pot 115 kV 50 kVA

                                                        Sincerely,

                                                        /s/ Michael V. Dillon

                                                            Michael V. Dillon
                                                            General Foreman

cc:      Nick French, APA
         Tim McConnell, AML&P

CONCUR:                                                  CONCUR:



/s/ Michael V. Dillon              4-1-96            /s/ James D. Hall   4-1-96
Michael V. Dillon                   Date                 Jim Hall         Date
General Foreman                                          Projects Manager

ML&P Inventory of Property at Eklutna
April 24, 1996



ANCHORAGE SUBSTATION YARD:

o        Two (2) pilot wire protection cabinets, Lloyd Controls

o One (1) three-phase 115 kV oil circuit breaker, type V,Allis Chalmers, Breaker #1162

o        One (1) Switching structure and attached switches and insulators

o        Switches
         One (1) ABS 1163
         One (1) ABS 1161
         One (1) GND Switch 1160
         One (1) By Pass Switch 1169

o        Three (3) Potential transformers, three-phase, low side

o        Six (6) line poles (dead end) and insulators

ANCHORAGE SUBSTATION CONTROL BUILDING:

o One (1) Center panel left side Quantum Watt Hour Meter #84878233, KVA & KVAR inand-out

o        Center panel right side ML&P
         Three (3) Amp Meter
         Two (2) Volt Meter
         One (1) Synch Scope and Control Switches

o        ML&P RTU relays for APA South line:
         Two (2) phase zone timers
         One (1) KD11 (phase-to-ground)

o        Panel 6R: Relays for APA south line:
         Two (2) phase zone timers
         One (1) Inst. overcurrent relay
         One (1) pilot wire relay

o        Panel 9R:
         Two (2) Timers
         One (1) Instantaneous  fault Detection Three (3) Synch Check Relays One
         (1) Pilot Wire Relay One (1) KD 10 relay Two (2) Phase zone  timers One
         (1) Instantaneous fault detector Three (3) Synch check relays

o        Back Wall
         One (1) 19" Rack
         One (1) Granger Radio Equipment

o        One (1) ML&P Padmounted Transformer #5217 7200V/120/240V

o        One (1) ML&P Station Service Meter
         Miscellaneous Antennas on pole adjacent to control building

EKLUTNA PLANT:

o        One (1) ML&P RTU

o        Dunstan Controller and computer equipment for AGC/SCADA

As inventoried on April 24, 1996, by:



/s/ Tim McConnell                                   /s/ Michael V. Dillon
Timothy F. McConnell                                    Michael V. Dillon
Manager, Power Management, ML&P                    Eklutna General Foreman, APA

                                    EXHIBIT E

                               Eklutna Purchasers
           Manner of Acting, Functional Responsibilities, and Staffing


PREAMBLE: The following is the general delineation of responsibilities for the Eklutna Project under ownership and operation of the Eklutna Purchasers and will provide for efficient management during normal and contingency operation. The Eklutna Purchasers expect these responsibilities will normally be carried out by the utility so assigned in this Exhibit F. Any Purchaser desiring to contract out or transfer between Eklutna Purchasers the performance of its responsibilities as designated in this Exhibit E shall first obtain approval for the change from APA and an operating committee (herein later defined as the Eklutna Operating Committee) which will be established prior to the Transition Date. The Parties intend to execute detailed transition agreements prior to the Transition Date. (A) Manner of Acting.
     (1) Transition Period. A transition period commencing on the Transition Date and concluding on the Transaction Date is anticipated to enable the Eklutna Purchasers to become familiar with the skills and work load necessary for prudent operation of the Eklutna Project. During that time, the current staff, now employed by APA, who may be offered employment by the Eklutna Purchasers and who may accept such offers will serve in the capacities described below, and the costs associated with their work on the Eklutna Project shall be paid by the Eklutna Purchasers in proportion to their respective Eklutna Project shares. Should those offered employment choose not to remain, their function(s) shall continue to be performed by the Purchasing Utility(s) responsible for those functions as that Utility determines and with the approval of the Eklutna Operating Committee (EOC).
     (2) Post Transaction Date Period. The Eklutna Purchasers agree that unless modified by the double majority voting provisions set forth in Section
         (A)(3) below, division of responsibilities set forth in this Exhibit E will form the basis for operations subsequent to the Transaction Date.
     (3) Eklutna Operating Committee (EOC). The EOC consisting of one representative from each of CEA, MEA, and ML&P shall be formed for the management of the Eklutna Project. The EOC shall manage the Eklutna Project as authorized by APA and as agreed to by the Parties, commencing on the Transition Date. The EOC shall meet at least quarterly or more often at the request of any member with the first meeting to be held not later than June 30, 1996. The Chairman of the EOC shall be the ML&P representative until the end of the calendar year 1997. The Chairmanship thereafter shall rotate among the Eklutna Purchasers at the first meeting of each calendar year in the following order: CEA, MEA, and ML&P. Decisions of the EOC will be by double majority (a vote of two of the three Eklutna Purchasers whose shares total at least 51% of the Eklutna Project shares) unless otherwise agreed to by the Eklutna Purchasers in the Ownership and Operating Agreement to be executed by and among the Eklutna Purchasers not later than one year prior to the Transaction Date or at such time as otherwise agreed to by the Eklutna Purchasers. During the Transition Period, decisions by the EOC will be advisory in nature to APA unless specific authority is granted to the EOC by APA under mutually agreeable terms.

     (4) Responsibilities of the EOC. Responsibilities of the EOC shall include:
         (a) Prompt and Effective Oversight.The prompt and effective attention of the EOC shall be given to major maintenance and operating concerns or other conditions interfering with the safe and efficient operation of the Eklutna Project.
         (b)  The EOC shall ensure preparation of:
              (i) An Eklutna Project Budget;
              (ii)An Eklutna  Project  Status  Report for  distribution  to each
                  Eklutna Purchaser (and to APA prior to the Transaction Date) that will include monthly summaries, by each Eklutna Purchaser, of Eklutna Project energy, capacity, and wheeling schedules (to include losses and inadvertent power flows);
              (iii) A monthly revenue report;
              (iv)Reliability and scheduling occurrences causing significant power quality or scheduling deviations to the Eklutna Purchasers;
              (v) Status report of EOC action items;
              (vi)An annual energy allocation for each of the EklutnaPurchasers prior to each water year; and
              (vii)  Notification  of any known  limiting  factors  through  the following quarter that would constrain any capacity or energy (including any transmission constraints).
     (B) Functional Responsibilities. Duties and responsibilities may be revised and clarified under the terms of the Ownership and Operating Agreement to be executed prior to the Transaction Date or by action of the EOC. The functional responsibilities for the administration, operation, and maintenance of the Eklutna Project are as follows:
     (1) Operation of the Eklutna Plant and Switchyard. MEA will operate the Eklutna Plant and Switchyard. CEA and ML&P will provide advice and assistance to MEA as requested by MEA or the EOC. The operator's duties, to the extent authorized by the Eklutna Project operating budget or as otherwise funded shall include:
               (a) Providing on-site personnel as required to meet the needs of the Eklutna Project as determined by the EOC and the Eklutna Project operating budget;
               (b) Bringing to the attention of the Eklutna Project Maintenance Superintendent or the EOC required Eklutna Project work essential to the safe and prudent operation of the Plant and Switchyard; and
               (c) Coordinating the daily activities pursuant to these responsibilities with the ML&P Dispatch Center. The ML&P
                    Dispatch Center shall have supervisory control over all switching functions and generator loading.
     (2) Maintenance of the Eklutna Plant and Switchyard. ML&P will maintain the Plant and Switchyard. ML&P's general duties, to the extent authorized by the Eklutna Project operating budget or as otherwise funded shall include:
               (a) Maintaining the Plant and Switchyard, including SCADA and communication equipment, to meet the needs of the Eklutna Purchasers as determined by the EOC and the Eklutna operating budget; and
               (b)  Providing  a  qualified  and  designated   Eklutna   Project
                    Maintenance Superintendent who shall be responsible for:
               (i)  Developing  a daily  maintenance  schedule  for the  Eklutna
                    Plant in coordination with the operating utility's management, and as approved by the EOC;
               (ii)Developing and implementing the preventive  maintenance plans for the Eklutna Project as approved by APA and the EOC; and
               (iii)Overseeing,  on  behalf  of the  EOC,  all  Eklutna  Project maintenance in progress, with authority to suspend or modify such work as required to comply with the schedules and plans approved by APA and the EOC;
               (iv)Bringing to the attention of the EOC required Eklutna Project work essential to the safe and prudent operation and maintenance of the Plant and Switchyard and performing or causing to be performed such required Eklutna Project work;
               (v) Preparation of preliminary annual budget estimates for the Eklutna Project for submittal to MEA; and
               (vi)Other Eklutna  Project duties as assigned by ML&P pursuant to the above responsibilities, and with the concurrence of the EOC.

     (3) Dispatch of the Eklutna Project. ML&P will dispatch the Eklutna Project. ML&P's general duties, to the extent authorized by the Eklutna Project operating budget or as otherwise funded shall include:
               (a) Scheduling and dispatching plant capacity and energy to meet the needs of the Eklutna Purchasers in accordance with procedures established by the EOC, and under the ML&P automatic generation control (AGC) system. This will include the collection of SCADA data and other information sufficient to record all wheeling over Eklutna Project transmission lines; and
               (b) Directing and controlling all switching, tagging and clearance activities for the Eklutna Project; and
               (c) Honoring each Eklutna Purchaser's scheduling requests to the extent possible within the operating guidelines established by the EOC.
     (4) Transmission Line and Substation Operation, Maintenance, and Repair.
         (a) Facilities. As directed by the EOC and within the limitations of the Eklutna Project operating budget, CEA, ML&P, and MEA will be responsible for the operation, maintenance, and repair of the transmission segments and substations as follows: (i) CEA--for the dual circuits on steel towers from Fossil Creek to the tap behind the
                  Totem  Theater in accordance  with its May 1, 1980,  agreement with APA; (ii)ML&P--for the tap and lines from the above CEA maintained circuit to the Anchorage
                  Substation, and the Anchorage Substation; and
              (iii) MEA--for all remaining Eklutna Project  transmission  lines, the Palmer and Reed Substations, and the Wasilla radio relay site.
              (iv)All costs for construction,  operation, or maintenance of taps and facilities owned individually by ML&P, CEA, and MEA will be borne by that respective utility and not considered an Eklutna Project cost.

         (b)        Maintenance  Activities.  Transmission  line and  substation maintenance  shall be performed in accordance with the plans approved  by the EOC.  As directed by the EOC and within the limitations of the Eklutna  Project  operating  budget,  the daily activities pursuant to these responsibilities shall be
                    coordinated   with  the  Eklutna   Project   Dispatcher   in
                    accordance  with  procedures  approved  by the EOC.  General duties,  to the extent  authorized  by the  Eklutna  Project operating budget or as otherwise funded shall include:
              (i) Maintaining Eklutna Project transmission lines and Eklutna
                  Project substations so as to meet the needs of the Eklutna Purchasers; and
              (ii)Bringing to the attention of the EOC required  Eklutna Project work essential to the safe and prudent operation and maintenance of the Eklutna Project transmission lines and Eklutna Project substation equipment, and performing or causing to be performed such required Eklutna Project work to the extent existing obligations require or funds are made available for such work.
     (5) Dam Maintenance and Inspections. As directed by the EOC and within the limitations of the Eklutna Project operating budget, CEA is responsible for advising the EOC on dam and waterway maintenance to include penstock, tailrace, and embankments, for ensuring required safety inspections are completed as may be prudent or required, and for bringing to the attention of the EOC such required Eklutna Project work on and along the waterways necessary to ensure safe and efficient operation of the Eklutna Project. The daily activities pursuant to these responsibilities shall be coordinated with the Eklutna Project Maintenance Superintendent and the Eklutna Project Dispatcher.
     (6) Environmental Regulatory Compliance. CEA is responsible for advising the EOC on required procedures, inspections, and other actions required to ensure compliance with environmental mandates. General duties shall include periodic inspection of Eklutna Project related operations and review and coordination with APA of Eklutna Project environmental requirements.
     (7) Fleet Maintenance. MEA has the responsibility for fleet maintenance, and shall take title to the titled vehicles subject to the rights of the other Eklutna Purchasers on the Transaction Date. The daily activities pursuant to these responsibilities shall be coordinated with the Eklutna Project Maintenance Superintendent.
     (8) Annual Budgeting, Billing, and Accounting. MEA will prepare the annual budget estimates; customary financial reports; billings for Eklutna Project Power, wheeling, and other benefits; other reports now being accomplished by the APA administrative staff at the Eklutna Plant; and other tasks as may be requested by the EOC. The Eklutna Project Maintenance Superintendent will provide preliminary Eklutna Project cost estimates for the annual budget to MEA to begin the annual budget process. MEA will also be responsible for billing the Eklutna Purchasers for all advanced costs and for payment of same, subject to cash management procedures established by the EOC. Each utility shall submit its requested reimbursement items to MEA for payment on a monthly basis. During the transition period, APA will calculate billing per the Power Sales Contract, and will submit a single combined monthly bill to the Eklutna Purchasers.
     (9) Purchasing. Individual Eklutna Project invoices for tools, equipment, supplies, and contract services up to $2,000 may be approved by each utility pursuant to its responsibilities as described herein, but may not exceed a quarterly limit as prescribed by the EOC in its annual operating budget. All contracts or payment of invoices for more than $2,000 will normally require EOC approval, but this is not intended to constrain or delay necessary purchases to meet an emergency.

     (10)  Right-of-Way  Authority.   Right-of-way  authority  for  third  party
           requests will remain the responsibility of APA until such time as it is transferred to the Eklutna Purchasers.

(C)  Staffing.
     Beginning on the Transition Date, the Eklutna Purchasers anticipate the following APA employees shall, effective on the Transition Date, become employees of the utilities as follows.

     Planned Eklutna Project Staff Assignments For The Transition Period:
     Mike Dillon         Eklutna Project Maintenance Superintendent to ML&P

     Amerilis Foster     Administrative Assistant to MEA

     Bill Murphy         Maintenance Mechanic to MEA

     Bob Plumley         Plant Mechanic to MEA

     John Rivera         Plant Electrician to MEA

     Terms  and  conditions  of  employment   shall  be  developed  as  soon  as
     practicable to enable a smooth transition to operation of the Eklutna Project by the Eklutna Purchasers.